                                                                   Exhibit 10.14

                            COLLABORATION AGREEMENT

                                    BETWEEN

                                 MAXYGEN, INC.

                                      AND

                                ZENECA LIMITED



                                 June 18, 1999












* CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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                            COLLABORATION AGREEMENT

     This COLLABORATION Agreement (the Agreement), effective as of June 18, 1999 (the "Effective Date"), is made by and between Zeneca Limited , a corporation organized under the laws of the United Kingdom, with a principal place of business at 15 Stanhope Gate, London W1Y 6LN, United Kingdom (hereinafter "Zeneca"), and Maxygen, Inc., a Delaware corporation, with a principal place of business at 515 Galveston Drive, Redwood City, California 94063 (hereinafter "Maxygen").

                                  BACKGROUND

     A. WHEREAS Maxygen has valuable intellectual property rights and expertise in the rearrangement of DNA to produce, discover and optimize genes utilizing proprietary technologies; and

     B. WHEREAS Zeneca has expertise in the genetic modification of plants to produce products for the global [*******] markets; and

     C. WHEREAS Zeneca and Maxygen wish to enter into this Agreement in order to perform research together to discover and develop new genes that can be used to produce improved agricultural and other products to be commercialized by the Parties; and

     D. WHEREAS Zeneca, AstraZeneca Holdings B.V., a subsidiary of Zeneca, and Maxygen have entered into a Stock Purchase Agreement, pursuant to which AstraZeneca Holdings B.V., shall purchase shares of Maxygen preferred stock with an option to purchase additional shares of Maxygen common and/or preferred stock.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the parties hereby agree as follows:

     1. DEFINITIONS

     The following capitalized terms shall have the meanings indicated for purposes of this Agreement:

          1.1  "Affiliate" means any corporation, firm, limited liability
                ---------
company, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. As used in this Section, control means ownership, directly or through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity, or if such level of ownership or control is prohibited in any country, any entity owned or controlled by or owning or controlling at the maximum control or ownership right permitted in the country where such entity exists.

          1.2  "Agricultural Applications" means propagation of any Plant and
                --------------------------
any use of any Plant parts and substances derived directly or indirectly therefrom for purposes of [*******].

          1.3  "Class A Shuffled Gene" means any Shuffled Gene which results
                ---------------------
is or derived from the Shuffling in the Research Program of [*******].

          1.4  "Class B Shuffled Gene" means a Shuffled Gene that is not a
                ------------------
Class A Shuffled Gene.

          1.5  "Class A Zeneca Product"means a product commercialized by
                ----------------------
Zeneca or its Affiliates or Sublicensees which incorporates or is made through the use of one or more Class A Shuffled Genes.

          1.6  "Class B Zeneca Product" means a product commercialized by Zeneca
                ----------------------
 or Affiliates or Sublicensees which incorporates or is made through the use of at least one Shuffled Gene, but which does not incorporate and is not made through the use of any Class A Shuffled Gene.

          1.7  "Collaborator" means a Third Party which has not received a
                ------------
Naked Sublicense, to which Zeneca sublicenses rights to make, use, import or sell a Zeneca Product. As used in this Agreement, Collaborator shall also include a Third Party to whom Zeneca or an Affiliate of Zeneca has granted the right to distribute the applicable Zeneca Product.

          1.8  "Consumer Price Index" or "CPI" means the Consumer Price Index,
                --------------------
All Urban Consumers, as published by the U.S. Bureau of Labor Statistics.

          1.9  "Control", "Controls", or "Controlled" means possession of the
                ------------------------------------
ability to grant the licenses or sublicenses in one or more Crops as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

          1.10 "Core Country" means each of the United States, Canada, Japan,
                ------------
and any country in the European Union for which patent protection can be obtained through the European Patent Office.

          1.11 "Crop" means [*******].
                ----

          1.12 "Downstream Income" means all income or other consideration or
                -----------------
value and payments received by or due to Zeneca and its Affiliates and, subject to Section 4.6.2(c), received by or due to Zeneca or its Affiliates from Collaborators, in each case, reasonably attributable to the use or sale of any Zeneca Agricultural Product (other than Net Sales Income

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and payments from Third Parties which have received a Naked Sublicense), including, without limitation, technology access fees from growers and payments for the sale of or right to sell Zeneca Agricultural Products, in each case, whether such consideration is in cash, payment in kind, exchange or another form.

          1.13   "Enabling Technology" means (i) [*******] in one or more Plant
                  -------------------
types which has been modified by application of Shuffling Technology pursuant to the Research Plan, and (ii) [*******], in each case, as the Research Committee may agree in writing to develop in the Research Program to facilitate the development of Zeneca Agricultural Products, and which is designated by written agreement by the Research Committee as Enabling Technology.

          1.14   "FTE" means a full time scientist who is an employee of Maxygen
                  ---
(or in the case of less than a full-time dedicated scientist, a full-time, equivalent scientist year), dedicated to research under the Research Program consisting of an average of [*******] per year. All such FTE's shall be educated to Ph.D., MS or BS level (or otherwise appropriately trained) in an appropriate discipline, unless otherwise agreed.

          1.15   "GAAP" means generally accepted accounting principles, as
                  ----
applied in the United States.

          1.16   "Gene" means a polynucleotide sequence encoding a protein,
                  ----
optionally together with its regulatory sequences, which is selected for Shuffling in the Research Program by the Research Committee pursuant to Section
2.5.1. Each Gene shall be designated by the Research Committee as (i) a Zeneca Starting Gene or (ii) a Maxygen Starting Gene or (iii) an Other Starting Gene.

          1.17   [*******]

          1.18   "Gene Variant" means any altered form of a Gene made in
                  ------------
connection with the Research Program which meets the applicable criteria established by the Research Committee.

          1.19   "Know-How" means all ideas, inventions, data, instructions,
                  --------
processes and formulae, including, without limitation, biological, chemical, toxicological, physical and analytical, safety, manufacturing and quality control data and information, in each case, which are developed or made or the utility of which is determined or discovered by Maxygen and/or Zeneca or an Affiliate or a Third Party on behalf of such a Party during the Research Term and in connection with the Research Program. Know-How does not include any Shuffling Technology or any inventions included in the Program Patent Rights.

          1.20   "Materials" means any chemical or biological substances,
                  ---------
including any: (i) organic or inorganic chemical element or compound; (ii) gene;
(iii) vector or construct, plasmid, phage or virus; (iv) host organism, including bacteria and Plant cells; (v) eukaryotic or prokaryotic cell line or expression system; (vi) protein, including any peptide or amino acid sequence, enzyme, antibody or protein conferring targeting properties and any fragment of a

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protein or peptide or enzyme; (vii) genetic material, including any genetic control element (e.g., promoters), gene, Gene Variant or Shuffled Gene; or
(viii) assay or reagent.

          1.21   "Maxygen Improvement" means any improvement to Maxygen
                  -------------------
Materials (e.g., improved assays, and/or derivatives and progeny of biological materials which are Maxygen Materials), other than Nucleic Acid Sequence Libraries, Gene Variants or Shuffled Genes, and any improvement to Shuffling Technology whether made by Zeneca or Maxygen in the course of the Research Program.

          1.22   "Maxygen Materials" means all Materials provided by Maxygen to
                  -----------------
Zeneca in order that Zeneca can perform its obligations under the Research Program or which Maxygen owns and Controls and uses internally in connection with the Research Program. It is understood and agreed that all Nucleic Acid Sequence Libraries, Gene Variants and Shuffled Genes shall be Maxygen Materials.

          1.23   "Maxygen Product" means any product sold by Maxygen or its
                  ---------------
Affiliates or Sublicensees which incorporates or is made through the use of a Class B Shuffled Gene, or is derived from a Plant which incorporates or is made through the use of a Class B Shuffled Gene.

          1.24   "Maxygen Starting Gene" means a Gene which (i) as of the date
                  ---------------------
that the Research Committee selects such Gene for Shuffling, is [*******] which is owned or Controlled by Maxygen independent of the conduct of the Research Program, or (ii) the Research Committee designates as a Maxygen Starting Gene as set forth in Section 2.5.1(c).

          1.25   "Naked Sublicense" means a license or sublicense granted by
                  ----------------
Zeneca to a Third Party in which such Third Party receives only forbearance from suit from Zeneca with respect to the use of a Shuffled Gene to make, use, import or sell a Zeneca Product. It is understood and agreed that a Naked Sublicense shall not include a license or other right to use any other intellectual property or technology owned or Controlled by Zeneca or its Affiliates (e.g., germplasm) or forbearance from suit with respect to use of such intellectual property or technology.

          1.26   "Net Sales Income" means the gross sales price invoiced by
                  ----------------
Zeneca, a Zeneca Affiliate or a Collaborator to purchasers of a Zeneca Product less trade and cash discounts and returns actually granted to purchasers and less taxes withheld, customs and freight charges. Net Sales Income shall be calculated using Zeneca's standard accounting procedures in accordance with United States GAAP, as consistently applied by Zeneca.

     All sales of Zeneca Agricultural Products between Zeneca and any of its Affiliates shall be disregarded for purposes of computing Net Sales Income. All sales of Zeneca Agricultural Products between Zeneca or its Affiliates and Collaborators shall also be disregarded for purposes of computing Net Sales Income, unless such sale is the result of an arms-length sale of such Zeneca Agricultural Product. A "sale" shall include any transfer or other disposition for consideration, and Net Sales Income shall include all consideration received by Zeneca or its

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Affiliates and Collaborators in respect of any sale of Zeneca Agricultural
Products, whether such consideration is in cash, payment in kind, exchange or another form as detailed in Section 4.6.3.

     In the case of discounts on "bundles" of products or services which include Zeneca Agricultural Products, Zeneca may with notice to Maxygen calculate the Net Sales Income by discounting the bona fide list price of a Zeneca Agricultural Product by no more than the average percentage discount of all products of Zeneca and/or its Affiliates and Collaborators in a particular "bundle", calculated as follows:

                    Average percentage
                    discount on a         =    (1 - A/B) x 100
                    particular "bundle"

where A equals the total discounted price of a particular "bundle" of products, and B equals the sum of the undiscounted bona fide list prices of each unit of every product in such "bundle". Zeneca shall provide Maxygen documentation, reasonably acceptable to Maxygen, establishing such average discount with respect to each "bundle". If Zeneca cannot so establish the average discount of a bundle, the Net Sales Income shall be based on the undiscounted list price of the Zeneca Agricultural Product in the bundle. If a Zeneca Agricultural Product in a bundle is not sold separately and no bona fide list price exists for such Zeneca Agricultural Product, the Parties shall negotiate in good faith an imputed list price for such Zeneca Agricultural Product, and Net Sales Income with respect thereto shall be based on such imputed list price.

          1.27   "Non-Ag Applications" means any use of a Shuffled Gene other
                  -------------------
than for an Agricultural Application.

          1.28   "Nucleic Acid Sequence Library" means with respect to a
                  -----------------------------
particular Gene, the set of variants produced by the Shuffling of such Gene in connection with the Research Program, excluding Gene Variants and Shuffled Genes.

          1.29   [*******].

          1.30   [*******].

          1.31   "Other Starting Gene" means a Gene which is neither a Zeneca
                  -------------------
Starting Gene nor a Maxygen Starting Gene.

          1.32   "Output Trait" means each of (i) [*******], (ii) [*******], and
                  ------------
(iii) [*******].

          1.33   "Party" means Zeneca or Maxygen, and the "Parties" means Zeneca
                  -----
and Maxygen.

          1.34   "Patent Rights" means (i) the Program Patent Rights and (ii)
                  -------------
any other United States or foreign patent or patent application claiming a Zeneca Product or Maxygen

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Product or a method or process for the manufacture or use thereof, and any division, continuation, continuation-in-part, reissue, reexamination, extension or other governmental action that extends the subject matter of such patent or patent application, substitution, confirmation, registration or revalidation of the foregoing, in each case, that is owned or Controlled by Zeneca or Maxygen or their respective Affiliates, or jointly by Zeneca and Maxygen, during the term of this Agreement.

          1.35   "Phenotypic Effect" means the particular [*******] agreed upon
                  -----------------
by the Research Committee [*******].

          1.36   "Plant" means a monocotyledonous or dicotyledonous plant.
                  -----
          1.37   "Program Materials" means all Materials which are developed or
                  -----------------
made or the utility of which is determined or discovered during the Research Term and in connection with the Research Program, excluding the Maxygen Materials and Maxygen Improvements and the Zeneca Materials and Zeneca Improvements. It is understood and agreed that Program Materials do not include any Shuffling Technology.

          1.38   "Program Patent Rights" means (i) all United States and foreign
                  ---------------------
patent applications and patents that claim an invention conceived and reduced to practice by Maxygen and/or Zeneca or an Affiliate or a Third Party on the behalf of such Party during the Research Term and in connection with the Research Program, and (ii) any divisions, continuations, continuations-in-part, and patents that issue therefrom, reissues, reexaminations, extensions or other governmental actions that extend any of the subject matter of the patent applications or patents in (i) above, and any substitutions, continuations, confirmations, registrations or revalidations of any of the foregoing, in each case, which is owned in whole or part, by assignment or otherwise by Maxygen or Zeneca during the term of this Agreement. It is understood and agreed that Program Patent Rights do not include any Shuffling Technology, any Zeneca Improvements or any Maxygen Improvements.

          1.39   "Program Technology" means all Program Patent Rights, Know-How
                  ------------------
and Program Materials, in each case, which is necessary or useful for the development, testing, use, manufacture or sale of Zeneca Products or Maxygen Products. It is understood that the Program Technology does not include any Shuffling Technology or Zeneca Proprietary Technology.

          1.40   "Project" means those research activities undertaken in the
                  -------
Research Program with respect to one or more Gene(s) with the goal of producing a [*******] as agreed in writing by the Parties.

          1.41   "Regulatory Approval" means all approvals (including pricing
                  -------------------
and reimbursement approvals), licenses, registrations and authorizations of all agencies necessary for the manufacture, distribution, use or sale of a Zeneca Agricultural Product in the applicable country.

          1.42   "Research Committee" shall have the meaning set forth in
                  ------------------
Section 2.2.

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          1.43   "Research Plan" means a written plan approved by the Research
                  -------------
Committee describing the activities to be carried out during each twelve (12) month period of the Research Program, as modified from time to time by the Parties.

          1.44   "Research Program" means the research and development program
                  ----------------
to be conducted by Maxygen and Zeneca pursuant to Article 2 and as described in the applicable Research Plan.

          1.45   "Research Results" means Know-How relating to Nucleic Acid
                  ----------------
Sequence Libraries, Gene Variants, Shuffled Genes, Enabling Technology and/or Program Materials.

          1.46   "Research Term" shall have the meaning set forth in Section 2.
                  -------------
10.

          1.47   "Shuffle", "Shuffled" and "Shuffling" means the recombination
                  -----------------------------------
and/or rearrangement and/or mutation of genetic material for the creation of genetic diversity using intellectual property and/or tangible property owned or Controlled by Maxygen during the Research Term.

          1.48   "Shuffled Gene" means (i) any Gene Variant which the Research
                  -------------
Committee designates as such pursuant to Section 2.5.5, and (ii) any Shuffled Gene Derivative.

          1.49   "Shuffled Gene Derivative" means any modified form of a
                  ------------------------
Shuffled Gene, which modification is developed from or made to the Shuffled Gene by a Party or its Affiliates or Sublicensees by any means, including without limitation, any codon modified variant, splice variant, mutation, derivative or variant of a Shuffled Gene, and any fragment(s) of the preceding.

          1.50   "Shuffling Technology" means techniques, methodologies,
                  --------------------
processes, materials and/or instrumentation [*******]. It is understood and agreed that the specific assays developed for screening Gene Variants for specific biological or chemical activity and screens and screening methods developed by Zeneca independently of the Research Program are not included in Shuffling Technology.

          1.51   "Staffing Level" shall have the meaning set forth in Section
                  --------------
2.1.4.

          1.52   [*******].

          1.53   "Stock Purchase Agreement" means that certain Stock Purchase
                  ------------------------
Agreement entered by Zeneca, AstraZeneca Holdings B.V. and Maxygen in conjunction with this Agreement.

          1.54   "Sublicensee"  means (i) with respect to Maxygen, a Third Party
                  -----------
which receives a Naked Sublicense or a Collaborator, and (ii) with respect to Zeneca, a Third Party which receives a Naked Sublicense or a Collaborator.

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          1.55   "Third Party" means any party other than Zeneca or Maxygen or
                  -----------
an Affiliate of either of them.

          1.56   "Trait" means a characteristic or property within one or more
                  -----
Trait Categories attributable in whole or part to the expression or modulation of expression of one or more genetic elements.

          1.57   "Trait Categories" means, as shown in Exhibit A, the areas of
                  ----------------
Crop/technology interest from which the Projects to be conducted pursuant to the Research Program will be selected. In particular, the areas for the applicable Crops include: [*******]. It is understood and agreed that each Trait Category includes multiple possible Phenotypic Effects.

          1.58   "Trait Effect" means a particular Phenotypic Effect resulting
                  ------------
from the use of one or more Shuffled Genes (with or without any Enabling Technology).

          1.59   "Zeneca Agricultural Product" means any Zeneca Product used for
                  ---------------------------
an Agricultural Application.

          1.60   "Zeneca Improvement" means any improvement to Zeneca Materials
                  ------------------
(e.g., improved assays, and/or derivatives and progeny of biological materials which are Zeneca Materials), other than Nucleic Acid Sequence Libraries, Gene Variants and Shuffled Genes, whether made by Zeneca or Maxygen in the course of the Research Program.

          1.61   "Zeneca Materials" means all Materials provided by Zeneca to
                  ----------------
Maxygen in order that Maxygen can perform its obligations under the Research Program or which Zeneca owns and Controls and uses internally in connection with the Research Program.

          1.62   "Zeneca Non-Agricultural Product" means any Zeneca Product
                  -------------------------------
other than a Zeneca Agricultural Product.

          1.63   [*******].

          1.64   "Zeneca Product" means any product sold or intended to be sold
                  --------------
by Zeneca or its Affiliates or Sublicensees which incorporates or is made through the use of a Shuffled Gene, or is derived from a Plant which incorporates or is made through the use of a Shuffled Gene.

          1.65   "Zeneca Starting Gene" means a Gene which (i) as of the date
                  --------------------
that the Research Committee selects such Gene for Shuffling, is [*******] which is owned or Controlled by Zeneca independent of the conduct of the Research Program, or (ii) the Research Committee designates as a Zeneca Starting Gene as set forth in Section 2.5.1(c).

          1.66   "Zeneca Proprietary Technology" means all technology owned or
                  -----------------------------
Controlled by Zeneca as of the Effective Date or developed or acquired thereafter independently of the Research Program, which Zeneca has the right to contribute to the Research Program and

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which Zeneca uses or makes available for the conduct of the Research Program
(including without limitation, for the Shuffling of Zeneca Starting Genes or [*******]) or the design, development, testing, use, manufacture or sale of Zeneca Products, including all such United States and foreign patents and patent applications (including, without limitation, all reissues, extensions, substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part, and divisions thereof) and other proprietary information, data and know-how.

     2. RESEARCH PROGRAM

          2.1  Collaborative Research.  Subject to the terms and conditions
               ----------------------
set forth herein, Zeneca and Maxygen will diligently conduct mutually agreed collaborative research pursuant to a Research Plan with the primary objective of creating Shuffled Genes useful for the development of Zeneca Products. The Parties may also agree to conduct research directed to development of Enabling Technologies and GeneSwitch Technology.

                  2.1.1  Areas of Research.
                         -----------------

                         (a) Research Areas.  With respect to Gene(s), research
                             --------------
may be conducted for the purpose of identifying Shuffled Gene(s) having Trait Effects within the following Trait Categories in the indicated Crops:

                              (i)     [*******];

                              (ii)    [*******];

                              (iii)   [*******];

                              (iv)    [*******];

                              (v)     [*******];

                              (vi)    [*******];

                              (vii)   [*******]

                              (viii)  [*******].

In the case of [*******], it is understood and agreed that the research activities, if any, conducted in these areas shall be in the areas of specific Reserved Projects identified by the Parties as set forth in Section 2.1.1(b). A table illustrating the areas of potential research in the Research Program is attached as Exhibit A.

                         (b) Output Trait Reserved Projects.
                             ------------------------------

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                              (i)    By the Effective Date, Maxygen and Zeneca
shall agree in writing upon [*******] clearly defined Projects within the scope of each of the [*******] Output Traits of [*******], and each such agreed upon Project shall be deemed a "Reserved Project." At any time after the Effective Date during the Research Term, Zeneca may request a revision or modification of any of the Reserved Projects, in which event Maxygen and Zeneca shall promptly confer and attempt in good faith to agree upon and describe in writing a new Reserved Project to replace each Reserved Project so identified by Zeneca. It is understood and agreed that there shall not at any time be more than [*******] Reserved Projects for any particular Output Trait.

                              (ii)   In connection with the definition of each
Reserved Project, the Parties shall discuss and must agree in writing on (a) [*******], technical feasibility, freedom to operate risks, research activities and goals, and successful outcomes, as illustrated in the initial Reserved Project descriptions agreed in writing by the Parties as of the Effective Date. A mutually agreed written description of all of the foregoing shall be required for any definition of a Reserved Project.

                              (iii)  It is understood by the Parties that there
shall be no obligation to conduct research activities in any Reserved Project, except as agreed in the Research Plan. Before work is commenced on any Reserved Project, the Research Committee shall agree in writing to the commercialization rights each Party shall have to any Shuffled Genes resulting from the conduct of such Reserved Projects, including without limitation, specific Non Ag Applications and extraction rights and value capture strategy.

                              (iv)   It is understood and agreed that neither
Party shall, without the unanimous consent of the Research Committee, be obligated to conduct research activities in the Research Program directed to [*******], other than with respect to Reserved Projects. Neither Party shall have any obligation to agree to any changes proposed by the other Party to the then current list of Reserved Projects.

                              (v)    Unless otherwise expressly provided herein,
during the Research Term, Maxygen shall not to enter into any contract with any Third Party to Shuffle any Gene intended to provide [*******] which are the focus of any Reserved Project.

                              (vi)   It is understood and agreed that, at such
time as the Research Program commences with respect to a particular Reserved Project, it shall be treated as a Project for all purposes of this Agreement.

                         (c) Enabling Technology and [*******]. Any research
                             --------------------------------
conducted in the Research Program relating to any Enabling Technology and/or [*******] shall be for use in Plants agreed upon by the Research Committee on a case-by-case basis in accordance with the provisions of Section 2.8.

          2.1.2     Research Plan.
                    -------------

                    (a) At least annually, the Research Committee will prepare and agree upon a written plan (the Research Plan) which will include (i) a general overview and timetable for each Party's research activities and appropriate resources and budgets for such research during the next year, and
(ii) a preliminary and non-binding plan for research activities to be conducted by the Parties in the subsequent year which shall include, without limitation, staffing and resource allocations. Each Research Plan shall set specific objectives for such year, which objectives will be updated or amended, as appropriate, by the Research Committee as research progresses, and shall set forth specific research activities within applicable Trait Categories for the Crops and Enabling Technology and [*******] as appropriate.

                    (b) A preliminary Research Plan has been agreed to by the Parties as of the Effective Date, and the Parties will use their reasonable best efforts to have the Research Committee agree on a formal Research Plan within forty-five (45) days of the Effective Date. No Research Plan will include staffing or funding for any Project, including without limitation any Reserved Project, except with the written consent of the Research Committee.

                    (c) The Research Committee shall review the Research Plan on an ongoing basis, but in no event less than quarterly, and may, in its discretion, make changes that are consistent with this Agreement to the Research Plan then in effect.

            2.1.3   Efforts.  Zeneca and Maxygen shall each use reasonable
                    -------
efforts to conduct the Research Program in a professional manner and within the time schedules contemplated therein. The activities conducted in connection with the Research Program will be overseen and administered by the Research Committee pursuant to Section 2.2 below.

            2.1.4   Staffing.  In carrying out the Research Program, Maxygen
                    --------
shall devote an average of [*******] FTEs per year (the "Staffing Level") for each year of the Research Term, at a rate of [*******] for each FTE, which amount shall be CPI adjusted on the annual anniversary of the Effective Date, applying the most recent published CPI figure, using 1999 as the base year. It is understood and agreed that Maxygen shall not be obligated to utilize an average per year of more than [*******] FTEs in the Research Program or conduct any activities in the Research Program for which Zeneca fails to provide funding in accordance with Section 4.3. It is anticipated that each Project will utilize on average about [*******] per year, except as the Research Committee may otherwise agree. At the request of Zeneca, Maxygen will in good faith consider and discuss proposed increases or decreases to the Staffing Level; provided, however, that the Staffing Level shall remain at the level of FTEs specified above, unless the Parties agree in writing to different staffing levels. Any increase or decrease to the Staffing Level agreed to by the Parties shall be reflected in the relevant Research Plan and the budget associated with such Research Plan.

          2.2  Research Committee.  Promptly after the Effective Date, Zeneca
               ------------------
and Maxygen will each appoint three (3) representatives to a research committee of six (6) persons (the "Research Committee").

                 2.2.1   Membership.  A Maxygen representative will serve as
                         ----------
chairperson of the Research Committee for the initial twelve (12) months. Thereafter, the chair will rotate between a Zeneca member and a Maxygen member every twelve (12) months. A Party may change any of its appointments to the Research Committee at any time with written notice to the other Party. From time to time, the Research Committee may establish subcommittees to oversee particular activities. It is understood that each Party will designate at least one business representative to the Research Committee.

                 2.2.2   Responsibilities.  Generally, it will be Zeneca who
                         ----------------
proposes Projects for the Research Committee to consider for inclusion in the Research Plan, although either Party may propose such Projects. The Research Committee will agree on and may, in its discretion, modify the research to be performed under this Agreement in a manner consistent with this Agreement. The Research Committee will oversee, review, direct and supervise all operational and scientific aspects of the Research Program. The Research Committee shall be responsible for:

                              (i)    establishing the Research Plan;

                              (ii)   monitoring and reporting research progress
and ensuring open and frequent exchange between the Parties with respect to Research Program activities;

                              (iii)  approving allocations of tasks and
resources required to carry out the goals of the Research Program;

                              (iv)   approving all plans and annual budgets for
the various Projects within the Research Program;

                              (v)    defining Phenotypic Effects, the scope of
Projects and the Genes which will be Shuffled for each Project;

                              (vi)   redirecting, as it deems appropriate, the
activities to be conducted in the Research Program within and among the Trait Categories, and reallocating the FTEs in support of such activities;

                              (vii)  designating Gene Variants as Shuffled
 Genes;

                              (viii) determining whether to acquire licenses
from Third Parties with respect to intellectual property necessary or useful for the conduct of the Research Program;

                              (ix)   discussing patent matters relating to the
Program Technology;

                              (x)    performing such other functions as
appropriate to further the purposes of this Agreement, as determined by the Parties;

                              (xi)   determining the financial terms of value
sharing for commercialization of products based on or resulting from Enabling Technology or [*******], as set forth in Section 2.8.3, and based on or resulting from [*******] as set forth in Section 2.8.4; and

                              (xii)  determining the financial terms of value
sharing for commercialization of products based on or resulting from Reserved Projects which become Projects.

               2.2.3  Meetings.  The Research Committee will meet on a quarterly
                      --------
basis alternating between the corporate offices of Maxygen and Zeneca, or at such other sites as the Research Committee may agree, and will otherwise communicate regularly by telephone, electronic mail, facsimile and/or video conference. Attendance at meetings shall be at the respective expense of the participating Parties. If personal attendance is not possible, voting by proxy is permissible. Each Party recognizes the importance of the Research Committee in the success of the Research Program and will use diligent efforts to cause all of its representatives of such committee to attend all meetings of such committee, and at least two representatives from each Party shall be required to attend each Research Committee meeting in person or by telephone. With the prior approval of the Research Committee, other full-time personnel of the Parties and consultants approved by the other Party may attend, but not vote at, Research Committee meetings. The Parties agree to use good faith reasonable efforts to ensure that the Chief Executive Officer of Maxygen and Zeneca's Agrochemicals Research Director meet at least annually to discuss the Research Program.

               2.2.4  Minutes.  The Research Committee shall keep accurate
                      -------
minutes of its meetings that record all decisions and all actions recommended or taken. The Party hosting the meeting shall be responsible for the preparation and circulation of the draft minutes. Draft minutes shall be delivered to the Research Committee within twenty (20) days after each meeting. Draft minutes shall be edited by each Party's Research Committee representatives within twenty
(20) days of receipt thereof and shall be adopted in final form with their approval and agreement as evidenced by their signatures on the minutes. Minutes of the Research Committee meetings shall be treated as Confidential Information of each Party in accordance with the provisions of Article 9 hereof.

               2.2.5  Decision Making; Disputes. All decisions of the Research
                      -------------------------
Committee will be made by unanimous approval and recorded in writing. If the Research Committee is unable to resolve after thirty (30) days a dispute regarding any issue presented to it or arising in it, the matter shall be resolved pursuant to Article 12. If the Research Committee does not agree upon whether a specific Project should become part of and be conducted in the Research Program, then such Project shall not be the target of research activities in the Research Program, and such matter shall not be subject to dispute resolution as set forth in Sections 12.3 and/or 12.4.

     2.3    Research Program Expenses
            -------------------------

               2.3.1  Zeneca Funding.  Zeneca shall be responsible for paying to
                      --------------
Maxygen Research Funding for the Research Program as set forth in Section 4.3.

               2.3.2  Zeneca Expenses.  Zeneca shall be responsible for the
                      ---------------
expense of its own participation in the Research Program.

               2.3.3  Third Party Technology.
                      ----------------------

                      (a) Maxygen shall be responsible for all payments due to Third Parties for the acquisition and maintenance of licenses to intellectual property necessary for [*******], and the costs of negotiating and preparing such licenses. In the event that it is necessary to acquire any license to any other intellectual property or technology from a Third Party for the conduct of the Research Program, the Research Committee will set a budget and agree upon responsibilities of the Parties in conjunction with obtaining such a license, or shall determine not to proceed with such Project.

                      (b) If Zeneca is not able to grant to Maxygen a sublicense to any Gene(s) which are Shuffled in the Research Program for use in development or commercialization of a Maxygen Product, Maxygen will be responsible for acquiring licenses to such Genes as needed for its own commercialization activities. Notwithstanding the above, with respect to any gene(s) to which Zeneca obtains license rights from a Third Party, which gene(s) Zeneca wishes to Shuffle in the Research Program, Zeneca shall use reasonable efforts to acquire from such other Third Party the right to sublicense such Gene and Shuffled Genes based thereon to Maxygen for use pursuant to Article 3.

               2.3.4  Research Program Subcontracts.  With the prior approval of
                      -----------------------------
and budgeting by the Research Committee, Maxygen may enter into agreements with Third Parties for the performance of activities in furtherance of the Research Program. Zeneca shall have the right to review and comment on such agreements prior to execution, and shall have the right to veto the acceptance of the best draft achievable of such agreements. If the Research Committee approves such funding, Zeneca shall be responsible for directly paying to the Third Party all compensation required to be paid pursuant to such Agreement and/or for reimbursing Maxygen for reasonable out of pocket costs not exceeding the budget agreed by the Research Committee incurred in entering into such agreements.

               2.3.5  Capital Expenditures. In the event that the conduct of the
                      --------------------
Research Program can be facilitated by the purchase of specialized capital equipment, the Research Committee shall determine whether such equipment shall be purchased. If the Research

Committee approves any such purchase, Zeneca shall be responsible for purchasing such equipment, unless otherwise agreed. Title to such equipment shall be vested in Zeneca and Maxygen shall not use such equipment for the benefit of any other party without Zeneca's prior written consent.

     2.4    Records; Reports
            ----------------

               2.4.1  Records.  The Parties shall maintain records that will
                      -------
properly reflect all work done and results achieved in the performance of the Research Program (including all data in the form required under any applicable governmental regulations and as directed by the Research Committee), including laboratory records sufficient to establish the dates of first conception and reduction to practice of any inventions within the Program Technology; provided, Maxygen shall have no obligation to disclose any Shuffling Technology to the Research Committee or Zeneca; and further provided that (i) Zeneca shall be under no obligation to disclose any proprietary Zeneca protocols or proprietary assays or the like to the Research Committee or Maxygen, and (ii) Maxygen shall be under no obligation to disclose any proprietary Maxygen protocols or the like to the Research Committee or Zeneca. Upon request, during ordinary business hours during the term of the Research Program, the Parties shall provide each other access to such records relating to any Shuffled Gene. After the term of the Research Program, the Parties shall continue to provide access to each other as is reasonably required for the progression of patent related activities initiated as a result of Research Committee decisions pursuant to this Agreement.

               2.4.2  Reports.  During the Research Term, the Research Committee
                      -------
shall periodically, and not less often than quarterly, request, and the Parties shall have the obligation to prepare and provide to the Research Committee, written reports summarizing the progress of the research performed by or sponsored by the Parties pursuant to the Research Plan during the preceding half-year. The Parties shall also periodically, and not less than quarterly, provide a written report (which may be provided as part of the report described in the preceding sentence) summarizing Program Technology made by either Party, with significant discoveries or advances being communicated at any time during the Research Term as soon as practical after such information is obtained or its significance is appreciated.

               2.4.3  Research Program Expenditures.  During the Research Term,
                      -----------------------------
Maxygen shall provide Zeneca with a quarterly accounting report regarding Research Program expenditures by Maxygen in the preceding quarter. Maxygen shall keep records of all expenses incurred in connection with the Research Program, and annually during the Research Program within sixty (60) days following the end of each twelve months from the Effective Date shall provide Zeneca with a report describing the number of FTEs utilized in the Research Program during the preceding twelve months. During the term of the Research Program and for thirty-six (36) months thereafter, Zeneca shall have the right to audit such records no more than once per twelve month period during ordinary business hours, at mutually agreed times, to verify Maxygen's expenditures in connection with the Research Program.

     2.5    Activities
            ----------

               2.5.1  Selection of Genes for Shuffling.
                      --------------------------------

                      (a) Proposed Genes.  Either Party may propose genes to be
                          --------------
Shuffled in the Research Program, and the final selection of Genes will be made by the Research Committee. At such time as either Party proposes a gene for Shuffling, it shall inform the Research Committee, to the extent it is able to do so without breaching any confidentiality obligations, of all rights which it has to use and sublicense such gene, and any restrictions or limitations thereon, and any information of which it is aware with respect to Third Party patent applications or patents which may relate to the use of the gene in the Research Program and/or the development or commercialization of Zeneca Products and, if applicable, Maxygen Products; provided, neither Party shall have any obligation to provide the Research Committee with any document which would result in a breach of the attorney/client privilege with respect thereto. At such time, to the extent that Maxygen may do so without compromising its confidentiality obligations to Third Parties, Maxygen shall additionally inform Zeneca of any obligations or restrictions on commercialization of products for Agricultural Applications with respect to any Plant other than a Crop as a result of any exclusivity granted by Maxygen to a Third Party with respect to Shuffling.

                      (b) Selection of Genes.  The Research Committee shall
                          ------------------
have the sole authority to select the Genes for use in the Research Program. The Research Committee shall consider in the selection of Genes: commercialization issues for each of Zeneca and Maxygen, technical feasibility and freedom to operate risks for the commercialization of Zeneca Products and Maxygen Products. It is understood and agreed that where there is more than one gene which could be Shuffled for a particular purpose, [*******] the Research Committee shall select for Shuffling in the Research Program a gene(s) for which sublicense rights are available for both of Zeneca and Maxygen. It is further understood and agreed that the Research Committee shall use all reasonable efforts to identify and select for Shuffling in each Trait Category at least [*******] for which sublicense rights are available for Maxygen. Unless otherwise agreed in writing, the Research Committee shall accept or decline to accept a proposed gene as a Gene within ninety (90) days of date of receipt of the information described in Sections 2.5.1(a) and (b) above.

                      (c) Types of Genes.  At the time a Gene is selected for
                          --------------
the Research Program, and prior to use of the Gene for Shuffling in the Research Program, the Research Committee shall determine in writing if it is a Zeneca Starting Gene, a Maxygen Starting Gene or an Other Starting Gene. In the event that either Party desires to propose a Gene for Shuffling in the Research Program which Gene is not [*******], but which Gene the proposing Party desires to have designated as a Zeneca Starting Gene or Maxygen Starting Gene, as the case may be, then the Party may request the Research Committee to consider designation of such Gene as a Zeneca Starting Gene or Maxygen Starting Gene, as the case may be. If the Party has a proprietary interest in the Gene which the Research Committee agrees is sufficient to justify the designation of such Gene as a Zeneca Starting Gene or Maxygen Starting Gene, then the Research Committee may, in its discretion, elect to designate such Gene a Zeneca Starting Gene or Maxygen Starting Gene. Patent counsel for each of the Parties may advise the Research Committee on various factors which the Research Committee may want to consider in making such determination.

               2.5.2  Activity Criteria for Gene Variants and Shuffled Genes.
                      ------------------------------------------------------
At such time as the Research Committee selects a Gene to be Shuffled in the Research Program or within thirty (30) days thereafter, the Research Committee shall prepare a written description of the activity criteria required of Gene Variant(s) and Shuffled Gene(s), respectively. Such criteria shall in all cases reflect a reasonable commercial level of activity, including regulatory requirements, relevant for Zeneca Agricultural Products and may be amended from time-to-time by the Research Committee.

               2.5.3  Preparation of Variants and Protein Pools.  Maxygen shall
                      -----------------------------------------
use its Shuffling Technology to prepare Nucleic Acid Sequence Libraries, and prepare crude or purified protein pools from expression of such libraries. Maxygen and/or Zeneca shall be responsible for preparation of expression constructs in appropriate non-Plant organism(s), non-plant cell culture(s) and in planta, all as agreed by the Research Committee and set forth in the Research Plan.

               2.5.4  Screening.  Maxygen shall carry out screening of Nucleic
                      ---------
Acid Sequence Libraries, using high throughput screening including the use of robotics and advanced data reduction techniques, as set forth in the Research Plan. Maxygen shall not be under any obligation to share the design of Maxygen proprietary screens or other proprietary tests with the Research Committee or Zeneca. Maxygen shall provide [*******] to Zeneca for screening in Zeneca proprietary screens as set forth in Section 2.5.6 below. Where the Research Committee determines that Zeneca has more efficient or effective proprietary primary screens the Research Committee may decide to provide Zeneca with protein pools from Nucleic Acid Sequence Libraries for such screening.

               2.5.5  Selection of Shuffled Genes.  At any time during the
                      ---------------------------
Research Program, Zeneca may notify Maxygen that Zeneca wishes to have one or more of the Gene Variants designated as a Shuffled Gene(s). Zeneca shall not be obligated to consider Gene Variants which do not meet the criteria established by the Research Committee. The Research Committee shall have the sole authority to determine which Gene Variants shall be designated as Shuffled Gene(s), and shall make all such designations in writing. [*******].

               2.5.6  Transfer of Gene Variants, Protein Pools and Clones;
                      ----------------------------------------------------
Limited Use.  Maxygen shall transfer to Zeneca those Gene Variants that have
-----------
been selected by the Research Committee as potential Shuffled Genes, which Zeneca shall use solely for research activities approved in advance by the Research Committee for the purpose of determining whether such Gene Variant should be nominated as Shuffled Genes. No more than [*******] such Gene Variants will be transferred to Zeneca per Project, unless determined otherwise by the Research Committee. In addition, at the direction of the Research Committee, Maxygen shall provide to

Zeneca protein pools obtained from the expression of Gene Variants, which Zeneca shall use solely for research activities approved in advance by the Research Committee for the purpose of determining whether such Gene Variants should be nominated as Shuffled Genes. Zeneca shall provide a summary of the results of all research activities using such Gene Variants to the Research Committee. Zeneca shall not be under any obligation to share the design of any Zeneca proprietary screens or other proprietary tests with the Research Committee. Except in connection with the practice of the rights granted to Zeneca in
Section 3.1 hereof, Zeneca shall not without the express prior written consent of Maxygen, (i) transfer any of the Gene Variants or protein pools or DNA clones supplied to Zeneca to any Third Party, (ii) use the data and information obtained from the research activities conducted using such Gene Variants (including without limitation any sequence information regarding the Gene Variants or the proteins expressed by such Gene Variants) for any purpose other than the purpose of determining whether such Gene Variant should be nominated as Shuffled Genes, (iii) permit any Third Party to obtain or use any of the Gene Variants, protein pools or DNA clones supplied to Zeneca for any purpose, or
(iv) use any data relating to any Gene Variants, including without limitation consensus sequences or structural motifs, to reverse engineer, reconstruct, synthesize or otherwise modify or copy any Gene Variant or any other gene or product with similar biological activities, or to attempt the same.

     2.6    Use of Materials and Technology
            -------------------------------

               2.6.1  Gene Variants.
                      -------------

                      (a) [*******]. It is understood and agreed that nothing in this Section 2.6.1 shall limit Maxygen's license rights granted in Section 3.2 and that subject to the provisions of Section 2.7 and Article 9, Maxygen shall be free to Shuffle any one or more genes not Shuffled in the Research Program on its own behalf or on behalf of a Third Party outside the Research Program; provided, however, it is understood and agreed that nothing in this Agreement grants to Maxygen a license under patents owned or Controlled by Zeneca to Shuffle genes, other than pursuant to Section 3.2.1 in connection with the Research Program.

                      (b) Zeneca shall not, without the prior written consent of Maxygen, have any right to use any of the Gene Variants for any use outside the Research Program. For the avoidance of doubt, Zeneca shall have the licenses set forth in Section 3.1 with respect to Shuffled Genes.

                      (c) The identities of all Genes Shuffled in the Research Program is Confidential Information of Zeneca, which shall not be disclosed except pursuant to Article 9 below, or as otherwise agreed by Zeneca and Maxygen.

               2.6.2  Shuffled Genes.  Gene Variants which have become Shuffled
                      --------------
Genes shall be subject to the exclusive licenses set forth in Section 3.1.2 and
Section 3.2.2, and neither Maxygen nor Zeneca shall disclose or use such Shuffled Genes except as permitted by the terms of this Agreement.

               2.6.3  Enabling Technology and Gene Switch Technology.  Except
                      ----------------------------------------------
for use in connection with the Research Program or as expressly permitted pursuant to Sections 2.8, 3.1.2, and 3.2.2, Maxygen shall not have any right to use or disclose Enabling Technology or [*******] to any Third Party.

               2.6.4  Zeneca Proprietary Technology.  Except for use in
                      -----------------------------
connection with the Research Program, Maxygen shall have no right to use or disclose any Zeneca Proprietary Technology to any Third Party.

               2.6.5  Shuffling Technology.  Zeneca shall have no right to use
                      --------------------
or disclose any Shuffling Technology to any Third Party.

               2.6.6  Program Materials.  Except as set forth in Section 2.6.1
                      -----------------
through 2.6.5 above, all Program Materials shall be treated as follows. Ownership of such Program Materials shall depend on whether Zeneca or Maxygen or the Parties jointly made, conceived and/or reduced to practice, or otherwise developed such Program Materials. Except for use in connection with the Research Program or as expressly permitted pursuant to the licenses in Section
3.1.2 and Section 3.2.2, Zeneca or Maxygen, as the case may be, shall have the sole right to use and disclose, as it deems appropriate, any such Program Materials made, conceived and reduced to practice or otherwise developed solely by its respective employees and consultants. Any such Program Materials made, conceived and/or reduced to practice or otherwise developed jointly by employees and/or consultants of Maxygen and Zeneca may be used and disclosed by either Party outside the Research Program, pursuant to the licenses granted in Section
3.1.2 and Section 3.2.2. Notwithstanding the foregoing, (i) all Maxygen Improvements shall be owned by Maxygen and may be exploited by Maxygen without restraint and without any compensation to Zeneca, and (ii) all Zeneca Improvements shall be owned by Zeneca and may be exploited by Zeneca without restraint and without any compensation to Maxygen.

               2.6.7  Research Results.
                      ----------------

                      (a) Research Results that relate directly and/or specifically to Nucleic Acid Sequence Libraries, Gene Variants and Shuffled Genes, or to [*******] or Enabling Technology, shall not be used by the other Party, except in connection with the Research Program or as permitted pursuant to the licenses in Section 3.1.2 and 3.2.2. Program Materials subject to Section
2.6.6 above which are solely owned by one Party, shall not be used by the other Party, except in connection with the Research Program or as permitted pursuant to the licenses in Section 3.1.2 and 3.2.2. Unless agreed to the contrary by the Research Committee (e.g., by the authorization to file a patent application or to obtain regulatory approval), all such Research Results shall be treated as Confidential Information of the Party(ies) developing or generating such Research Results and shall not be disclosed except as otherwise expressly provided in this Agreement.

                      (b) Research Results not subject to Subsection 2.6.7(a) above may be disclosed and used by either Party, without accounting to the other Party hereto.

     2.7    Research Exclusivity
            --------------------

               2.7.1  Exclusive and Co-Exclusive Trait Categories.  During the
                      -------------------------------------------
Research Term, Maxygen (i) will conduct research exclusively with Zeneca in the Trait Categories of [*******] and (ii) may only conduct research with Zeneca and up to [*******] other [*******] in the Trait Categories of [*******].

               2.7.2  Non-Exclusive Trait Categories.
                      ------------------------------

                      (a) During the Research Term, Maxygen may conduct research with Zeneca on a non-exclusive basis in connection with the Research Program in the following Trait Categories: [*******]. In the case of [*******], it is understood and agreed that the research activities, if any, conducted in these areas shall be in the specific Reserved Projects identified by the Parties as set forth in Section 2.1.1(b).

                      (b) In addition, during the Research Term, subject to the provisions of this Section 2.7.2(b) and the payment of additional amounts for Research Program funding as set forth in Section 4.3.1(b) with the agreement of the Research Committee on the specific Projects which would be conducted, the Research Program may be expanded to include one or more Projects (i) in the Trait Category of [*******], and (ii) for [*******]. It is understood and agreed that, unless otherwise agreed in writing, Zeneca's and Maxygen's commercial and financial rights and obligations with respect to the Projects subject to this
Section 2.7.2(b), Shuffled Genes and any corresponding Products resulting from the conduct of such Projects shall be the same as those resulting from other Projects conducted in NE Trait Categories. It is further understood and agreed that with respect to any Project conducted with regard to [*******], the value sharing with respect to Zeneca Products resulting therefrom shall be determined pursuant to Section 2.8.4.

                      (c) It is understood and agreed that Maxygen may enter into research arrangements with one or more Third Parties for particular projects within the Trait Categories in which Maxygen may conduct non-exclusive research pursuant to this Section 2.7.2, so long as Maxygen retains during the Research Term the right to conduct with Zeneca other Projects within the same Trait Categories. It is further agreed that in the Trait Categories in which Maxygen may conduct nonexclusive research with Third Parties, that Maxygen will not [*******].

                      (d) For the avoidance of doubt, it is understood that with respect to the co-exclusive Trait Categories described in Section 2.7.1 and the non-exclusive Trait Categories described in Section 2.7.2(a) above, Maxygen must retain for Zeneca the right to [*******].

                      (e) It is further understood that at the time the Research Committee agrees to conduct a Project in a Trait Category in which Maxygen may conduct non-exclusive research outside the Research Program, the Research Committee may, but shall not be required to, agree upon additional specific activities which Maxygen will not conduct with Third Parties during the Research Term; provided, however, that if the Research Committee does not agree on such activities, such matter shall not be subject to the dispute resolution procedures set forth in Article 12.

               2.7.3  Other Permitted Research Activities.  Maxygen shall have
                      -----------------------------------
no obligation to conduct any research in the Research Program in any Trait Category or Crop except in the areas expressly described in Sections 2.7.1 or
Section 2.7.2, or as agreed in writing by the Research Committee. It is understood and agreed that, subject to Section 3.5, Maxygen may conduct research on its own behalf and with Third Parties with respect to any gene and/or Plant, except during the Research Term with regard to those Trait Categories in the applicable Crops for which Zeneca has research exclusivity as provided in
Section 2.7.1 with respect to Trait Categories with the designations "E" or "NA" in Exhibit A or as expressly prohibited in Section 2.7.2(c).

               2.7.4  Definition of Projects.  Prior to the time as the Research
                      ----------------------
Committee agrees to conduct a particular Project, the Research Committee shall define the applicable [*******]. It is understood and agreed that the [*******] shall be specifically and precisely defined and, in each case, the relevant criteria shall include [*******] and other relevant criteria as determined by the Research Committee. It is further understood and agreed that, on a case-by-case basis, the Research Committee may agree to define a Project based on [*******], as well as on the basis of [*******]. The initial Projects which will be conducted in the Research Program, unless otherwise agreed by the Research Committee, have been agreed in writing by the Parties as of the Effective Date. In connection with the definition of each Project, the Research Committee shall discuss and must agree on (a) staffing levels, duration, starting materials (e.g., Genes), technical feasibility, freedom to operate risks, research activities and goals, and successful outcomes, and (b) specific product definitions and extraction rights, in each case, to the extent not previously agreed in writing.

     2.8    Enabling Technology/[*******].  The Parties anticipate that the
            -----------------------------
development of Zeneca commercial products may be significantly enhanced by the use of Shuffling to develop Enabling Technology or [*******]. It is understood that the Research Committee may agree to include the optimization of Enabling Technology and/or [*******] within the Research Plan, together with or independently of any other part of the Research Program.

               2.8.1  Case-by-Case Basis.  Unless mutually agreed in writing by
                      ------------------
the Research Committee, application of Shuffling Technology for development of Enabling Technology and [*******] will only be undertaken on a case-by-case basis in connection with the Research Program upon mutual agreement of the Parties and inclusion in the Research Plan. Such Project plan shall include the specific starting materials, goals, and the successful outcome(s).

               2.8.2  Preliminary Disclosures.  At such time as Zeneca proposes
                      -----------------------
that a Project be conducted for the development of Enabling Technology or [*******], it shall inform the Research Committee of all rights which Zeneca has with respect to the underlying technology on which such development will be based or will require the use of, including without limitation, any rights it has to use and sublicense such underlying technology, and any restrictions or limitations thereon, and any information of which it is aware with respect to Third Party patent applications or patents which may relate to the use of the proposed Enabling Technology. The Research Committee shall have the sole authority to authorize the conduct and scope of Projects in the Research Program intended to produce Enabling Technology.

               2.8.3  Negotiation of Value Capture Mechanisms.  Prior to
                      ---------------------------------------
approving any Project relating to Enabling Technology and/or [*******], the Research Committee shall agree upon the Parties' respective commercialization rights (including without limitation, definitions of products for which royalties or other payment will be due, permitted fields of commercialization, extraction rights, if any), and an appropriate royalty and/or other value capture mechanism for any use of such Enabling Technology or [*******]. In the event the Parties fail to reach agreement on all of the foregoing for the applicable Enabling Technology or [*******] before the initiation of such research, the proposed Project shall not become part of the Research Plan or Research Program, such matter shall not be subject to the dispute resolution procedures in Sections 12.3 and/or 12.4, and no research shall be conducted thereon pursuant to this Agreement. Unless otherwise specifically agreed in writing, it is understood that all commercial rights to [*******] shall be and remain vested in Zeneca subject to the payment of agreed value sharing to Maxygen.

               2.8.4  [*******] Projects.  Prior to approving any Project
                      ------------------
relating to [*******], the Research Committee shall agree upon appropriate value sharing mechanisms. It is understood and agreed that Maxygen shall be entitled to share in the value created by the conduct of a Project with respect to any [*******], and that such value may be captured by Zeneca or its Affiliates or Sublicensees through the sale of Zeneca Agricultural Products and/or [*******] and/or other mechanisms. Where the applicable [*******], Net Sales Income with respect to the related Zeneca Agricultural Products shall also include Net Sales Income with respect to [*******] (applying mutatis mutandi the definition in
                                           ---------------
Section 1.26) and Downstream Income may include, without limitation, consideration received by Zeneca and its Affiliates and Sublicensees for [*******]. Where the [*******], the Research Committee shall determine in good faith the consideration to be paid to Maxygen with respect to the value share for such applications, which consideration shall take into account the extent such [*******] is used with or for Zeneca Agricultural Products. In the event the Parties fail to reach agreement on all of the foregoing for [*******] before the initiation of the applicable Project, such matter shall not be subject to the dispute resolution procedures in Sections 12.3 and/or 12.4, the proposed Project shall not become part of the Research Plan or Research Program.

     2.9    Possible Expansion of Research Program.  In the last quarter of each
            --------------------------------------
year during the Research Term, the Research Committee shall discuss, without obligation to agree, possible expansion of the Research Program.

               2.10   Term and Termination of Research Program. The term of the
                      ----------------------------------------
Research Program shall commence on the Effective Date and, unless terminated earlier due to the termination of the Agreement pursuant to Sections 11.2 or 11.3, or extended by mutual agreement of the Parties, or pursuant to Section 4.3.4, shall terminate on the fifth anniversary of the Effective Date (the "Research Term").

     3.   LICENSE GRANTS

               3.1    To Zeneca
                      ---------

                      3.1.1   Research License.  Subject to the terms and
                              ----------------
conditions of this Agreement, Maxygen agrees to grant, and hereby grants to Zeneca a non-exclusive, non-transferable and non-sublicensable (other than to Zeneca Affiliates and, pursuant to Section 2.3.4, Third Parties as agreed by the Research Committee), royalty-free, worldwide license under Maxygen's interest in the Program Technology, Maxygen Materials and Maxygen Improvements, solely to conduct the Research Program.

                      3.1.2   Commercial Licenses.  Subject to the terms and
                              -------------------
conditions of this Agreement, including without limitation Section 3.1.3, Maxygen agrees to grant, and hereby grants, to Zeneca, a worldwide, royalty-bearing license, with the right to sublicense as set forth in Section 3.1.4 below, under Maxygen's interest in the Program Technology (whether solely or jointly owned by Maxygen), Maxygen Improvements and the Maxygen Materials, as follows:

                              (a) an exclusive license to develop, make, have
made, propagate and have propagated, use, import, offer for sale, sell and have sold Class A Zeneca Products for [*******] and Class B Zeneca Products for [*******]; and

                              (b) an exclusive license to develop, make, have
made, propagate and have propagated, use, import, offer for sale, sell and have sold Class A Zeneca Products for [*******].

                      3.1.3   Exclusions and Limitations.  It is understood
                              --------------------------
that until [*******] from the date that the applicable Shuffled Gene is designated by the Research Committee or such earlier date as the Parties may agree in writing, the licenses to Zeneca set forth in Sections 3.1.1 and 3.1.2 do not convey any license with respect to the use of any Shuffled Gene(s) for [*******]. After such time, provided that Maxygen acquires the right to grant such license rights, the licenses in Section 3.1.2 shall be expanded to include the right to use Shuffled Genes for such purposes in [*******].

                      3.1.4   Acknowledgement.  Zeneca hereby acknowledges
                              ---------------
that, pursuant to Section 3.2.2(b) and subject to the requirements of Section 3.2.3(b), Maxygen has exclusive rights with respect to the use of Class B Shuffled Genes in Plants other than [*******], subject to the value sharing obligations in Section 4.5.1(d).

                      3.1.5   Sublicenses.  Zeneca shall have the right to
                              -----------
sublicense the rights granted in Section 3.1.2. Following the execution of any sublicense, Zeneca shall provide to Maxygen the identity of the Sublicensee and a description of the Zeneca Products and rights sublicensed to the Sublicensee and the territory of such sublicense. Each sublicense granted by Zeneca shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto. Zeneca shall remain responsible to Maxygen for all obligations arising under this Agreement based upon the activities of each such Sublicensee. No Sublicensee may grant further sublicenses of such rights, or assign such sublicense, without Maxygen's prior written consent. Upon termination of this Agreement, or of any license to Zeneca hereunder, for any reason, any applicable sublicenses granted by Zeneca hereunder shall survive provided the Sublicensee is not in breach of the terms of this Agreement and capable of meeting Zeneca's obligations hereunder, subject to the terms and conditions hereof.

                      3.1.6   Enabling Technology and [*******].  In the event
                              ---------------------------------
that Maxygen and Zeneca agree to conduct research activities in the Research Program relating to Enabling Technology and/or [*******] as set forth in Section 2.8, Maxygen shall grant to Zeneca appropriate licenses under Maxygen's interest in the Maxygen Materials, Maxygen Improvements and/or Program Technology needed for Zeneca to commercialize such Enabling Technology and/or [*******] as agreed by the Research Committee under Section 2.8.3.

                      3.1.7   Extraction.  For the avoidance of doubt, Zeneca's
                              ----------
right to commercialize Shuffled Genes for [*******] for Agricultural Applications shall include the right to commercialize Zeneca Agricultural Products obtained by extraction. Any other extraction rights for Zeneca Agricultural Products shall be as agreed by the Research Committee.

                      3.1.8   Stacking of Shuffled Genes for Agricultural
                              -------------------------------------------
Applications. It is understood and agreed that the license to Zeneca in
------------
Section 3.1.2 (a) shall include a license to introduce any Shuffled Gene resulting from the Research Program which is commercialized or intended to be commercialized for Agricultural Applications into [*******].

                      3.1.9   "NA" Areas.
                               ---------

                              (a) Maxygen agrees that it shall not, during the
Research Term, grant to any Third Party any commercial rights to exploit, or itself exploit, any product developed with the use of a Shuffled gene to confer [*******] (as illustrated by the boxes marked "NA" in Exhibit A), except as Maxygen and Zeneca may agree in writing. If any such Shuffled gene developed by Maxygen and a Third Party to confer another [*******] also confers commercially significant levels of [*******], then the Parties shall discuss in good faith possible modification of the restrictions of this subsection 3.1.9(a).

                              (b) If a Shuffled Gene has been designated in the
Research Program in a Project conducted in an NA Trait Category and Zeneca is diligently developing Zeneca Products based on such Shuffled Gene, Maxygen shall not grant to any Third Party any research rights or commercial rights to exploit any product developed with the use of a Shuffled gene within the applicable Trait Category until [*******] from the date the applicable Shuffled Gene was designated. Thereafter Maxygen may conduct research in the applicable NA Trait Category itself or with a Third Party, and subject to the exclusive licenses granted Zeneca in Section 3.1.2, may commercialize and authorize Third Parties to commercialize products resulting from research in such Trait Categories. If no Shuffled Gene is designated from a Project conducted in a NA Trait Category in the Research Program, then Zeneca's research and commercial rights with respect to Zeneca Products based on Shuffled Genes from such Trait Category shall cease [*******] at the end of the Research Term.

                3.1.10  No Other Products.
                        -----------------

                        (a) It is understood and agreed that pursuant to the licenses granted to Zeneca in this Article 3 that Zeneca may conduct such activities (e.g., the sequencing and mutagenesis of Shuffled Genes) as it reasonably deems appropriate to develop Shuffled Genes and Zeneca Products based thereon.

                        (b) Except in connection with the research, development or commercialization of Zeneca Products subject to this Agreement, Zeneca and its Affiliates and Sublicensees shall not develop or commercialize, or authorize the development or commercialization of, any gene (or genetic element) which is based on or derived from any Gene Variant, Shuffled Gene (or Enabling Technology or improvements to [*******] developed in the Research Program, as the case may
be), or any Plant or product derived therefrom which contains or is made with the use of such a gene (or genetic element), regardless of whether such gene (or genetic element) is made or obtained through synthesis, or mutation of a starting gene (or genetic element). Except in connection with the research, development or commercialization of Zeneca Products subject to this Agreement, Zeneca will not itself, or through any Third Party, use any Maxygen Materials, Program Technology, and/or Research Results or structure-function data relating to any Gene Variants, including without limitation, consensus sequences or structural motifs, to reverse engineer, reconstruct, synthesize or otherwise modify or copy any Gene Variant or Shuffled Gene or any other gene or product with similar biological activities, or to attempt the same.

                        (c) If a dispute arises between the Parties which the Parties are unable to resolve regarding whether or not a product sold by Zeneca or its Affiliates or Sublicensees is a Zeneca Product, the dispute shall be settled by dispute resolution pursuant to Article 12. Zeneca shall bear the burden of proof in establishing that any such product is not a Zeneca Product subject to this Agreement, except with respect to a question of whether such product contains a Shuffled Gene created and identified in the Research Program where the DNA sequence of such Shuffled Gene is known to Maxygen during the term of the Research Program.

     3.2    To Maxygen
            ----------

               3.2.1    Research License.  Subject to the terms and conditions
                        ----------------
of this Agreement, Zeneca agrees to grant, and hereby grants, to Maxygen a non-exclusive, non-transferable and non-sublicensable (except to Maxygen Affiliates and, pursuant to Section 2.3.4, Third Parties as agreed by the Research Committee), royalty-free, worldwide license under Zeneca's interest in the Zeneca Proprietary Technology, Program Technology, Zeneca Improvements and the Zeneca Materials, solely to conduct the Research Program.

               3.2.2  Commercial License.  Subject to the terms and conditions
                      ------------------
of this Agreement, Zeneca agrees to grant, and hereby grants, to Maxygen, a worldwide, royalty-bearing license, with the right to sublicense as set forth in
Section 3.2.4 below, under Zeneca's interest in the Program Technology (whether solely or jointly owned by Zeneca), Zeneca Proprietary Technology, Zeneca Improvements and Zeneca Materials as follows:

                      (a) an exclusive license, subject to the restrictions of
Section 3.2.3(a), to make, have made, and use Class B Shuffled Genes to develop, make, have made, propagate, have propagated, use, import, offer for sale, sell and have sold Maxygen Products for [*******];

                      (b) an exclusive license, subject to the restrictions of
Section 3.2.3(b), to make, have made, and use Class B Shuffled Genes to develop, make, have made, propagate, have propagated, use, import, offer for sale, sell and have sold Maxygen Products for [*******]; and

                      (c) In the event that Maxygen and Zeneca agree to conduct research activities in the Research Program relating to Enabling Technology as set forth in Section 2.8, Zeneca shall grant to Maxygen such licenses as are necessary under Zeneca's interest in the Zeneca Proprietary Technology, Zeneca Materials, Zeneca Improvements, Program Technology, and Research Results for Maxygen to develop, make, have made, propagate, have propagated, use, import, offer for sale, sell and have sold Maxygen Products containing or produced using such Enabling Technology, as agreed by the Research Committee pursuant to
Section 2.8.

               3.2.3  Right of Negotiation; Detriment to Zeneca Products.
                      --------------------------------------------------

                      (a) [*******]. Any commercialization of a Maxygen Product
                          ---------
intended for [*******] (a "[*******] Product") pursuant to Maxygen's license under Section 3.2.2(b) (including the grant of any sublicense of such rights pursuant to Section 3.2.4) shall be subject to a first right of negotiation [*******], as follows: If Maxygen intends to develop, directly or indirectly, in a [*******] Product for a particular indication, Maxygen shall give written notice to Zeneca describing the potential [*******] Product. For a period of [*******] from the earlier of (i) such notice, or (ii) the date that Zeneca provides Maxygen notice that [*******] wishes to initiate negotiations with respect to the potential [*******] Product, [*******] shall have [*******] right to negotiate with Maxygen [*******] license to any such [*******] Product, unless during such [*******] period [*******] notifies Maxygen in writing that it does not desire rights to commercialize such [*******] Product. In the event that Maxygen and [*******] have not agreed in writing upon mutually acceptable terms for commercialization of the applicable [*******] Product within the period described above, or any longer time period the Parties may agree, Maxygen shall thereafter be free to commercialize such [*******] Product, subject to its value sharing obligations set forth in Section 4.5.1(d), on its own or with any Third Parties. For the purpose of this Section 3.2.3(a), [*******].

                      (b)  Detriment to Zeneca Products. Prior to commencing the
                           ----------------------------
commercialization of any Maxygen Product utilizing Class B Shuffled Genes [*******] under the license under Section 3.2.2(b) (including the grant of any sublicense of such rights pursuant to Section 3.2.4), Maxygen shall notify Zeneca and to the extent Maxygen may do so without violating its confidentiality obligations to Third Parties, Maxygen shall provide Zeneca information regarding its plans for regulatory approval regarding Maxygen Products made with the use of such Class B Shuffled Gene for Zeneca's review. Within [*******] of such notice, Zeneca shall provide to Maxygen a written explanation of any [*******] and the Parties shall discuss in good faith Zeneca's concerns. Maxygen agrees to use commercially reasonable efforts to cooperate with Zeneca to avoid or reduce such [*******]; provided, in the event that Zeneca believes that the plans for development or commercialization of a particular Maxygen Product would have an adverse material impact on a Zeneca Agricultural Product, the matter may be submitted to dispute resolution pursuant to Article 12.

               3.2.4  Sublicenses. Maxygen shall have the right to sublicense
                      -----------
the rights granted in Section 3.2.2. Following the execution of any sublicense, Maxygen shall provide to Zeneca the identity of the Sublicensee and a description of the Maxygen Products and rights sublicensed to the Sublicensee and the territory of such sublicense. Each sublicense granted by Maxygen shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto. Maxygen shall remain responsible to Zeneca for all obligations arising under this Agreement based upon the activities of each such Sublicensee. No sublicensee may grant further sublicenses of such rights, or assign such sublicense, without Zeneca's prior written consent. Upon termination of this Agreement, or of any licenses granted to Maxygen hereunder for any reason, any applicable sublicenses granted by Maxygen hereunder shall survive provided the sublicensee is not in breach of the terms of this Agreement and is capable of meeting Maxygen's obligations hereunder, subject to terms and conditions herein.

          3.3 Retained Rights
              ---------------

               3.3.1  Maxygen. Subject to the other provisions of this
                      -------
Agreement, including but not limited to the provisions of Section 2.6, Maxygen shall retain all rights under its interest in the Shuffling Technology, Maxygen Materials, Maxygen Improvements, and Maxygen's interest in Program Technology not expressly granted to Zeneca in Section 3.1, and to any other intellectual property and/or tangible materials developed by it or on its behalf after the Research Term or outside the scope of this Agreement. Notwithstanding the exclusive license granted to Zeneca in Section 3.1, Maxygen shall retain the right to use all Shuffled Genes in its own research to develop, improve and validate its technology and intellectual property relating to Shuffling Technology. Except as expressly permitted by Section 3.2 or Article 6, it is further understood that Maxygen shall not have the right to [*******]. Except as expressly provided by this Agreement, it is understood and agreed that nothing in this Agreement grants (or shall be construed to grant) to Zeneca any licenses to intellectual property or materials developed by or on behalf of Maxygen or Third Parties outside of the Research Program.

               3.3.2  Zeneca. Subject to the other provisions of this Agreement,
                      ------
including but not limited to the provisions of Section 2.6, Zeneca shall retain all rights under its interest in the Zeneca Proprietary Technology, and in the Zeneca Materials and Zeneca Improvements, and to any intellectual property and/or tangible materials developed by it or on its behalf after the Research Term or outside the scope of this Agreement. Except as expressly provided by this Agreement, it is understood and agreed that nothing in this Agreement grants (or shall be construed to grant) to Maxygen any licenses to intellectual property or materials developed by or on behalf of Zeneca or Third Parties outside of the Research Program.

               3.3.3  No Conflict. It is understood that either Party may, among
                      -----------
other things, grant to Third Parties licenses under its interest in such Program Technology; provided, however, that during the term of this Agreement, neither Party shall grant any license under any Program Technology which conflicts with the licenses granted to the other Party hereto.

          3.4 Third Party Rights.
              ------------------

               3.4.1  Overlapping Rights. It is understood that Maxygen is in
                      ------------------
the business of Shuffling genes on behalf of Third Parties, and that Maxygen may grant such Third Parties rights after the Effective Date to acquire licenses for genes derived from Shuffling in those fields which are not otherwise constrained by Zeneca's prevailing rights with respect to this Agreement, and the formally recorded agreements of the Research Committee. Notwithstanding the licenses granted Zeneca above, it is possible that a Third Party may acquire rights from Maxygen with respect to one or more genes of which Maxygen is a sole or joint owner; accordingly, Maxygen's grant of rights in this Article 3 is limited to the extent that (i) a Third Party (either alone or jointly with Maxygen) has filed a patent application with respect to such gene prior to the filing by Zeneca (either alone or jointly with Maxygen) of a patent application with respect to such a gene or (ii) Maxygen has, prior to identification of the nucleotide sequence of a Gene Variant in the Research Program granted a Third Party a license or other rights with respect to such a Gene Variant.

               3.4.2  Limited Liability.  It is understood and agreed that, even
                      -----------------
if Maxygen complies with its obligations under this Agreement, genes derived through Shuffling activities that are provided to Third Parties in the course of Maxygen's other business activities may result in Third Party patent applications and patents, including patent applications and patents owned by such Third Parties, or owned jointly by Maxygen and such Third Parties, which could conflict with patent applications and patents owned by Zeneca, or jointly owned by Zeneca and Maxygen hereunder. Maxygen will use its reasonable efforts to avoid such conflict and, unless Zeneca is damaged as a result of a material breach by Maxygen of the terms of Section 3.1.2, then Maxygen shall have no liability under this Agreement with respect to any such conflict.

          3.5 No Unauthorized Use. Maxygen hereby covenants that it will not
              -------------------
practice the Zeneca Proprietary Technology, except as expressly permitted in this Agreement. Zeneca hereby covenants that it will not practice the Program Technology or Shuffling Technology, except as expressly permitted in this Agreement. Notwithstanding the above, nothing in this Agreement shall prohibit either Party from using outside the scope of this Agreement information which is in the public domain, unless the use of such information would infringe issued, valid patent rights owned or Controlled by the other Party hereto.

          3.6 No Implied Licenses. No rights or licenses with respect to any
              -------------------
intellectual property owned by Maxygen or Zeneca are granted or shall be deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement.

     4. CONSIDERATION

          4.1 High Technology Patent Enhancement Funding. In partial
              ------------------------------------------
consideration for the license and rights in high-technology patents granted Zeneca herein and access to the Program Technology which relates to high-technology patents during the Research Term, Zeneca shall pay to Maxygen a fee of [*******] as soon as possible after the Effective Date and in no event later than [*******] business days after the Effective Date and on or before each anniversary of the Effective Date during the Research Term, Zeneca shall pay to Maxygen the amount of [*******]. Such amounts shall not be refundable nor creditable against other amounts due Maxygen under this Agreement, and shall be paid in addition to any amounts due from Zeneca for Patent Activities pursuant to Article 7.

          4.2 Purchase of Maxygen Stock. AstraZeneca Holdings B.V. shall
              -------------------------
purchase shares of Maxygen preferred stock from Maxygen, pursuant to the terms and conditions of the Stock Purchase Agreement.

          4.3 Research Program Funding.
              ------------------------

               4.3.1  Research Program Funding Commitments.
                      ------------------------------------

                      (a) Minimum Research Program Payments. Zeneca agrees to
                          ---------------------------------
pay to Maxygen funding for the conduct of the Research Program of not less than [*******] per year for a total of not less than [*******] over the Research Term. Maxygen shall have no obligation to expend any amount or incur any expense in connection with the Research Program except amounts paid by Zeneca to Maxygen pursuant to this Section 4.3.

                      (b) Additional Research Funding. If pursuant to Section
                          ---------------------------
2.7.2(b) the Research Committee agrees to conduct Projects in the Research Program in the Trait Categories of (i) [*******], or (ii) [*******], Zeneca shall pay to Maxygen additional Research Program funding. Unless otherwise agreed, the funding for each such Project would utilize an average of [*******] FTEs per Project per year, at the then current FTE funding rate. [*******].

               4.3.2  FTE Rate. Zeneca shall pay to Maxygen funding for the
                      --------
Research Program on an FTE basis, based on the average annual number of Maxygen FTEs which will be involved in the Research Program, as described in Section
2.1.4. It is understood and agreed that Zeneca shall not be obligated to pay to Maxygen more than [*******] in Research Program funding in any year during the Research Term, and further agreed that if increases in the CPI result in increases in the FTE funding rate then Zeneca may with notice to the Research Committee at least one hundred and eighty (180) days prior to the start of the next twelve (12) month period of the Research Program, elect to (i) increase its Research Program funding to maintain the same number of FTEs, or (ii) reduce the number of FTEs, as necessary, to limit its annual Research Program funding to [*******].

               4.3.3  Timing of Payments.
                      ------------------

                      (a) The first year of the Research Program shall commence on the Effective Date and each subsequent year of the Research Program shall commence on the anniversary of the Effective Date. With respect to the first year of the Research Program, [*******] of Zeneca's funding shall be paid to Maxygen quarterly, in advance. The first payment of [*******] shall be paid to Maxygen as soon as practicable but in no case later than [*******] business days after the Effective Date. The remainder of the Zeneca funding for the first year of the Research Program shall be paid by Zeneca to Maxygen during the year within [*******] days following receipt of a quarterly invoice following Maxygen's expenditure of or incurring the obligation to pay the invoiced amounts (provided that the invoice is received by Zeneca at least [*******] days prior to the end of the month in which the invoice is sent) up to an aggregate total of [*******] for the first year. With respect to each subsequent year of the Research Program, the amounts to be paid to Maxygen annually in connection with the Research Program pursuant to Section 4.3.1 shall be paid in equal quarterly installments, in advance following receipt of an invoice. It is understood and agreed that such invoices for the second and subsequent years may be provided by Maxygen annually with respect to payments due under this Section 4.3.3(a). The initial payment for the first quarter of the first year of the Research Program shall be made within [*******] business days after the Effective Date, and except with respect to the amounts to be paid pursuant to invoices, subsequent payments shall be made on or before the applicable quarterly anniversaries of the Effective Date. Such payments shall be made without withholding for taxes or any other charge and shall be non-refundable and non-creditable against other payments due Maxygen under this Agreement.

                      (b) Notwithstanding Section 4.3.3(a) above, if in the period from the Effective Date until the first anniversary of the Effective Date, in any [*******] day period, an amount greater than or equal to [*******] budgeted in the applicable Research Plan for such period has not been expended or costs incurred for the Research Program, then Research Program payments due from Zeneca for the subsequent quarter of the first year of the Research Program shall be reduced by the applicable unexpended amount. Thereafter, if in any period from an anniversary of the Effective Date until the next anniversary of the Effective Date, an amount greater than or equal to [*******] budgeted in the applicable Research Plan for such period has not been expended or costs incurred for the Research Program, then Research

Program payments due from Zeneca for the subsequent year of the Research Program shall be reduced by the applicable unexpended amount, on an equal pro rata basis. The provisions in this Section 4.3.3(b) shall not reduce Zeneca's obligation to pay at least [*******] to Maxygen in Research Program payments, or Maxygen's obligations to perform research pursuant to Section 4.3.4(b).

               4.3.4  Carry Forward.
                      -------------

                      (a) In the event the amounts budgeted for any single quarterly period or annual period are not expended on or incurred for the Research Program during that quarter or year, the remainder shall be carried forward to be expended on activities to be conducted by Maxygen in connection with the Research Program during the subsequent periods, or any extension of the Research Program subject to Section 4.3.4(b) below.

                      (b) It is understood and agreed that it is the intent of the parties to expend the Research Program payments subject to Section 4.3.1 during the initial five (5) years of the Research Term. Neither Party shall unreasonably seek to delay expenditure of such funds. In the event that Maxygen's representatives on the Research Committee propose delays in the expenditure of the Research Program funds, such that the funds are not entirely expended by the fifth anniversary of the Effective Date, Zeneca may elect to (i) terminate the Research Program as of the fifth anniversary of the Effective Date, in which event the unexpended Research funds paid by Zeneca shall be returned to it, or (ii) continue the Research Program until the remaining Research Program funds paid by Zeneca are fully expended. In the event that Zeneca's representatives on the Research Committee propose delays in the expenditure of spending of the Research Program Funds, such that the funds are not entirely expended by the fifth anniversary of the Effective Date, Maxygen may elect to (x) terminate the Research Program as of the fifth anniversary of the Effective Date, in which event the unexpended Research funds paid by Zeneca shall be returned to it and any funds not previously obligated to be paid shall become not due, or (y) continue the Research Program until the remaining Research funds paid by Zeneca are fully expended. In no event shall the Research Program be continued beyond [*******] after the Effective Date. In the event that any Research Program funds paid by Zeneca remain unexpended as of [*******] after the Effective Date, such amounts shall be returned to Zeneca. [*******].

               4.3.5  Annual Report. Within [*******] days of each anniversary
                      -------------
of the Effective Date during the Research Term and at least fourteen (14) days prior to the Research Committee meeting at which such report will be discussed, Maxygen shall provide to the Research Committee a report summarizing the expenditures made by Maxygen in connection with the Research Program in the preceding year.

               4.3.6 Invoices.  It is understood and agreed that any invoices
                     --------
which Maxygen is required to provide Zeneca under this Article 4 may be provided annually or on a more frequent basis, at Maxygen's election and Zeneca shall pay the invoiced amount(s) on or before the applicable specified due date(s), and not later than thirty-three (33) days from the invoice date, provided that the invoice is received by Zeneca at least three (3) days prior to the end of the month in which the invoice is sent.

          4.4 Milestone Payments.
              ------------------

               4.4.1  Milestones Based on Trait Effects. Subject to Section
                      ---------------------------------
4.4.2 below, within thirty (30) days following the occurrence of the relevant events specified below with respect to [*******] Zeneca Agricultural Product achieving such event which has a particular Trait Effect, on a Trait Effect-by-Trait Effect basis, Zeneca shall pay to Maxygen the applicable amount specified below:

                    Milestones              Amount (U.S.$)
          ---------------------------       --------------

                    [*******]                  [*******]


It is understood and agreed that the milestones due in Section 4.4.1 above are to be paid based on the achievement of the foregoing milestones with respect to any Zeneca Agricultural Product having a specific Trait Effect, and that the obligation to pay milestone payments shall exist for [*******] Zeneca Agricultural Product having a particular Trait Effect, regardless whether such Zeneca Agricultural Product also has one or more other Trait Effects for which milestone payments have previously been paid. By way of illustration and without limitation, if Shuffled Genes conferring the Trait Effect of [*******] were incorporated into a Plant which had previously been modified with the use of one or more Shuffled Genes to confer the Trait Effect of [*******] for which the milestone payments described above were paid, then the foregoing milestones would also be paid with respect to such Zeneca Agricultural Product. By way of further illustration, and without limitation, the above milestones will be due with respect to such Zeneca Agricultural Product having a particular Trait Effect but not [*******].

               4.4.2  Milestone Adjustment. In the event that Zeneca believes
                      --------------------
that the sales of Zeneca Agricultural Products having a particular Trait Effect will be so low that the payment of the milestone payments in Section 4.4.1 will make the commercialization of such Zeneca Agricultural Products commercially impracticable it shall notify Maxygen, providing a detailed written explanation of its position, and in such event, the parties shall negotiate in good faith revised milestone payment amounts or a rescheduling of the payments of the amounts in Section 4.4.1 above with respect to such Trait Effect, which shall reflect the potential commercial value of such Trait Effect; provided, the provisions of Section 4.4.1 shall remain in effect unless and until such other terms are agreed in writing.

               4.4.3  Milestone Credits. [*******] of all milestone payments
                      -----------------
paid by Zeneca to Maxygen with respect to milestones C and D pursuant to Section
4.4.1 (the "Creditable Milestone Payments") shall be creditable against the royalties due under Section 4.5 and Downstream Income (pursuant to Section 4.6.2), in each case, on Zeneca Agricultural Products that have the same Trait Effect for which the applicable milestone payment was made, and on any Naked Sublicense payments due pursuant to Section 4.6.1 as a result of payments received by Zeneca from a Naked Sublicense relating to Zeneca Agricultural Products that have the same Trait Effect for which the applicable milestone payment was made, according to the following schedule:

                              (i)   Until [*******], Zeneca may offset
[*******]of the Creditable Milestone Payments made by Zeneca with respect to such Zeneca Agricultural Product having the applicable Trait Effect, against up to a maximum of [*******] of the total of (a) all royalties (pursuant to Section 4.5), and Downstream Income (pursuant to Section 4.6.2), in each case, and (b) any Naked Sublicense payments due pursuant to Section 4.6.1 as a result of payments received by Zeneca from a Naked Sublicense due to Maxygen from Zeneca with respect to the applicable Zeneca Agricultural Product(s) in any year. All unexpended credits for Creditable Milestone Payments may be carried forward until the full credit available under this Section 4.4.3 is taken by Zeneca; and

                              (ii)  In each year in the period from [*******]
until [*******], Zeneca may offset [*******] of the remaining unapplied Creditable Milestone Payments made by Zeneca with respect to such Zeneca Agricultural Product having the applicable Trait Effect, against up to a maximum of [*******] of the total of (a) all royalties (pursuant to Section 4.5), and Downstream Income (pursuant to Section 4.6.2), in each case, and (b) any Naked Sublicense payments due pursuant to Section 4.6.1 as a result of payments received by Zeneca from a Naked Sublicense due to Maxygen from Zeneca with respect to the applicable Zeneca Agricultural Product(s) in any year. All unexpended credits for Creditable Milestone Payments may be carried forward until the full credit available under this Section 4.4.3 is taken by Zeneca.

                              (iii) Following [*******], Zeneca may offset
[*******] remaining unapplied Creditable Milestone Payments made by Zeneca with respect to such Zeneca Agricultural Product having the applicable Trait Effect, against up to a maximum of [*******] of the total of (a) all royalties (pursuant to Section 4.5), and Downstream Income (pursuant to Section 4.6.2), in each case, and (b) any Naked Sublicense payments due pursuant to Section 4.6.1 as a result of payments received by Zeneca from a Naked Sublicense due to Maxygen from Zeneca with respect to the applicable Zeneca Agricultural Product(s) in any year. All unexpended credits for Milestone Payments may be carried forward until the full credit is taken by Zeneca.

               4.4.4  Infringement Due to [*******]. If a Third Party brings
                      -----------------------------
suit against Zeneca alleging that [*******], and a court of competent jurisdiction determines in a final judgment, which judgment is not timely appealed or is unappealable, that such Third Party patent was infringed in the Research Program and issues a permanent injunction prohibiting the sale of a Zeneca Product as a result of such infringement, [*******]. Such remaining milestone credits shall be applied as described in Section 4.4.3.

          4.5 Royalties
              ---------

               4.5.1  Royalty Rate.
                      ------------

                      (a)  Zeneca Agricultural Products. In consideration of the
                           ----------------------------
licenses granted above, except as otherwise expressly provided in this Section 4.5.1, Zeneca shall pay to Maxygen on a Zeneca Agricultural Product-by-Zeneca Agricultural Product basis a royalty on aggregate worldwide Net Sales Income of Zeneca Agricultural Products by Zeneca and its Affiliates and, subject to
Section 4.5.1(e) below, Collaborators, as follows:

             Aggregate Net Sales
               Income ($U.S.)               Royalty Rate
          ------------------------  -----------------------------

                 [*******]                   [*******]




     Notwithstanding the above, in the event that Zeneca believes that contribution of Shuffled Genes to the value of a particular Zeneca Agricultural Product is de minimus such that the payment of the royalty payments above with
           -- -------
respect to such Zeneca Agricultural Product is commercially unjustifiable it shall notify Maxygen, providing a detailed written explanation of its position, and in such event, the parties shall negotiate in good faith royalty rates with respect to such Zeneca Agricultural Product which shall reflect the potential commercial value of such Zeneca Agricultural Product attributable to the Shuffled Gene; provided, the above provisions of Section 4.5.1(a) shall remain in effect unless and until such other terms are agreed in writing.

                      (b) Zeneca Non-Ag Products. In cases where Zeneca wishes
                          ----------------------
to sell a Zeneca Non-Agricultural Product, the royalty and/or other value capture mechanism shall reflect the customary standards in the applicable industry for products of comparable value. Prior to the first sale of such a Product for such an application the Parties shall determine in good faith the value sharing mechanism which will be applied to Zeneca's income from the applicable Zeneca Non-Agricultural Product. In the event that the Parties are unable to agree on the royalty due, such matter shall be submitted by either Party to dispute resolution pursuant to Article 12.

                      (c) Enabling Technology and [*******]. In cases where
                          ---------------------------------
Zeneca wishes to sell a product containing or made with the use of Enabling Technology and/or [*******] but no Shuffled Gene, Zeneca shall be obligated to pay Maxygen that consideration agreed pursuant to the provisions of Section 2.8.3.

                      (d) Maxygen Products. With respect to Maxygen Products
                          ----------------
used for [*******], it is understood and agreed the applicable value capture mechanism shall be the payment to Zeneca of royalties on the sales of such Maxygen Product on the terms specified for Zeneca Agricultural Products in
Section 4.5, and Downstream Income and Payments from Naked

Sublicenses, except as the Parties may otherwise agree in writing. For purposes of determining the amounts due to Zeneca pursuant to this Section 4.5.1(d),
Section 4.6.1(b), and Section 4.6.2(b), with respect to Maxygen Products, the definitions in Sections 1.7, 1.12, 1.25 and 1.26 shall be applied mutatis
                                                                  -------
mutandi to Maxygen and Maxygen Products. In cases where Maxygen wishes to sell a
-------
Maxygen Product for [*******], the royalty and/or other value capture mechanism shall reflect the customary standards in the applicable industry for products of comparable value, subject to Section 3.2.3(a). With respect to Maxygen Products for [*******], prior to the first sale of such a Product for such an application the Parties shall determine in good faith the value sharing mechanism which will be applied to Maxygen's income from the applicable Maxygen Product. In the event that the Parties are unable to agree on the royalty due, such matter shall be submitted by either Party to dispute resolution pursuant to Article 12.

                      (e) Royalties on Net Sales Income of Collaborators. It is
                          ----------------------------------------------
understood and agreed that neither Party shall have any obligation to pay the other Party royalties on Net Sales Income of its Collaborators unless such Party or its Affiliates receives payments from such Collaborators with respect to such Net Sales Income.

               4.5.2  Computation of Royalties. Nothing herein contained shall
                      ------------------------
obligate either Party to pay the other Party more than one royalty on any Zeneca Product or Maxygen Product, as the case may be. In the event that a Zeneca Product or Maxygen Product, as the case may be, incorporates or is made using more than one (1) Shuffled Gene only one (1) royalty shall be due; provided such royalty shall be at the highest applicable royalty rate.

               4.5.3  Royalty Term. The royalties due hereunder shall be payable
                      ------------
on a country-by-country and Zeneca Product-by-Zeneca Product basis, or in the case of Maxygen Products, on a Maxygen Product-by-Maxygen Product basis, in each country until the date which is: (i) the expiration of the last to expire of the patents within the Patent Rights covering the applicable Zeneca Product or applicable Maxygen Product, or the manufacture, use or sale of the Zeneca Product or applicable Maxygen Product in such country, or (ii) if there are no issued patents within the Patent Rights covering the Zeneca Product or applicable Maxygen Product or the manufacture, use or sale of the Zeneca Product or applicable Maxygen Product in a country, until [*******] years following the first commercial sale of such Zeneca Product or applicable Maxygen Product in such country.

          4.6 Other Payments

               4.6.1  Naked Sublicense Payments.
                      -------------------------

                      (a) In addition to royalties due pursuant to Section 4.5.1, and any amounts due pursuant to Section 4.6.2(a), Zeneca shall pay to Maxygen [*******] of any and all consideration received by Zeneca or its Affiliates pursuant to any Naked Sublicense.

                      (b) In addition to royalties due pursuant to Section 4.5.1, and any amounts due pursuant to Section 4.6.2(b), Maxygen shall pay to Zeneca [*******] of any and all consideration received by Maxygen or its Affiliates pursuant to any Naked Sublicense.

               4.6.2  Downstream Income.
                      -----------------

                      (a) In addition to royalties due pursuant to Section 4.5.1, and any amounts due pursuant to Section 4.6.1(a), Zeneca shall pay to Maxygen [*******] of any and all Downstream Income.

                      (b) It addition to royalties due pursuant to Section 4.5.1(d), and any amounts due pursuant to Section 4.6.1(b), Maxygen shall pay to Zeneca [********] of any and all Downstream Income.

                      (c) It is understood and agreed that neither Party shall have any obligation to pay to the other Party any portion of Downstream Income received by its Collaborators unless the commercializing Party or its Affiliates receives payments from such Collaborators with respect to such consideration.

               4.6.3  Consideration Other Than Cash. If either Party or its
                      -----------------------------
Affiliates wishes to grant a third party a sublicense under the other Party's interest in the Program Intellectual Property, in exchange for any consideration in a form other than cash or a cash equivalent (e.g., a license under other intellectual property owned or Controlled by a Third Party), it shall have the right to do so, provided before accepting consideration the Party wishing to grant the sublicense shall notify the other Party and the fair market value of the non-cash consideration received by the granting Party and its Affiliates for such rights or product, as the case may be, shall be agreed by the Parties, or if the Parties are unable to agree on such fair market value, either Party may submit such matter to dispute resolution pursuant to Article 12 below, in order to determine the fair market value of such consideration.

          4.7 Third Party Royalties.
              ---------------------

               4.7.1 Zeneca shall be responsible for the payment of any royalties, license fees and milestone and other payments due to any other Third Party(ies) under licenses or similar agreements necessary for the development, manufacture, propagation, use, import or sale of Zeneca Products developed, made and/or commercialized by Zeneca or its Affiliates or Sublicensees.

               4.7.2 Maxygen shall be responsible for the payment of any royalties, license fees and milestone and other payments due to any other Third Party(ies) under licenses or similar agreements necessary for the development, manufacture, propagation, use, import or sale of Maxygen Products developed, made and/or commercialized by Maxygen or its Affiliates or Sublicensees.

          4.8  Withholding Taxes. Any income or other tax that one Party is
               -----------------
required to withhold and pay on behalf of the other Party with respect to the payments payable under this Agreement shall be deducted from and offset against said payments prior to remittance to that other Party; provided, however, that in regard to any tax so deducted, the withholding Party shall give or cause to be given to the other Party such assistance as may reasonably be necessary to enable that other Party to claim exemption therefrom or credit therefor, and in each case shall furnish the other Party with proper evidence of the taxes paid on its behalf.

          4.9  Non-Ag Applications. In the event that either Zeneca or Maxygen,
               -------------------
in its discretion, elects to commercialize one or more Shuffled Genes for Non-Ag Applications by licensing rights thereto to an Affiliate or Third Party, such Party shall be obligated to negotiate an arms-length agreement containing reasonable and customary terms with respect to the granting of such license.

          4.10 Acknowledgement. It is understood and agreed that where Zeneca
               ---------------
has the right to commercialize a Zeneca Agricultural Product in [*******], or Maxygen has the right to commercialize a Maxygen Product in [*******], unless otherwise agreed in writing, the consideration due the other Party with respect thereto shall be the same as required with respect to commercialization of the applicable Product in or derived from [*******].

          4.11 Equity Purchase Option. At each anniversary of the Effective
               ----------------------
Date, instead of paying to Maxygen the amount of [*******] pursuant to Section 4.1, and at the discretion of Zeneca, Zeneca may elect to have AstraZeneca Holdings B.V. pay to Maxygen [*******] for the purchase of shares of Maxygen stock at a price equal to [*******] of the then fair market value (i.e., pay to Maxygen [*******] for shares of Maxygen stock having a fair market value of [*******]) on terms and conditions set forth in the Stock Purchase Agreement.

     5. BOOKS AND RECORDS

          5.1  Reports and Payments.

                  5.1.1  Zeneca Products. After the first commercial sale of a
                         ---------------
Zeneca Product, Zeneca shall make quarterly written reports to Maxygen for the preceding calendar quarter, stating in each such report, separately for Zeneca and each of its Affiliates, and to the extent necessary to substantiate the amounts due to Maxygen under this Agreement, for each of Zeneca's Collaborators, in each case, on a country-by-country and Zeneca Product-by-Zeneca Product basis:

                              (i)  the quantity and description of each Zeneca
Product sold;

                              (ii) the Net Sales Income for each Zeneca Product,
and the calculation of royalties due thereon, accompanied by sufficient information to enable Maxygen to verify the accuracy of the royalty calculations made by Zeneca, and a detailed explanation of the methodology used to determine the royalty payment;

                              (iii) separately for Zeneca and each Affiliate and
Collaborator, all Downstream Income relating thereto; and

                              (iv)  separately for each Naked Sublicense, all
payments relating thereto.

In the event that research is conducted regarding Enabling Technology and/or [*******] in the Research Program, such reports shall also contain the information necessary to substantiate Zeneca's payment obligations as agreed by the Research Committee pursuant to Section 2.8.3 with respect to products sold by Zeneca, its Affiliates and its Sublicensees that contain or are made through the use of such Enabling Technology and/or [*******].

Concurrently with the making of any such reports, Zeneca shall pay to Maxygen all royalties due pursuant to Section 4.5 and any Downstream Income and payments from any Naked Sublicense, together with all royalties due to Maxygen for (i) Zeneca Products in [*******], (ii) Zeneca Products for [*******], (iii) use of Enabling Technology, or (iv) use of [*******], or improvements thereof, developed in the Research Program. If no royalties are due, Zeneca shall so report.

               5.1.2  Maxygen Products. After the first commercial sale of a
                      ----------------
Maxygen Product, Maxygen shall make quarterly written reports to Zeneca for the preceding calendar quarter, and in such report shall provide with respect to Maxygen Products information as required from Zeneca pursuant to Section 5.1.1 with regard to Zeneca Products.

In the event that research is conducted regarding Enabling Technology in the Research Program and Maxygen has the right to commercialize products utilizing the same, such reports shall also contain the information described above with respect to products sold by Maxygen, its Affiliates and its Sublicensees that contain or are made through the use of such Enabling Technology to the extent necessary to substantiate the amounts due to Zeneca under this Agreement. Concurrently with the making of such reports, Maxygen shall pay to Zeneca all royalties due and any Downstream Income and payments from any Naked Sublicense. If no royalties are due, Maxygen shall so report.

          5.2  Payment Method; Late Payments. All amounts due either Party
               -----------------------------
hereunder shall be paid in U.S. dollars by wire transfer in immediately available funds to a bank account designated by the receiving Party. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of prime rate as reported by the Citibank, New York, New York (or its successor in interest), plus two percent (2%), or the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly. This Section 5.2 shall in no way limit any other remedies available to either Party.

          5.3  Currency Conversion. Royalties and Naked Sublicense payments and
               -------------------
Downstream Income subject to this Agreement shall first be determined in the currency earned and then converted to its equivalent in United States currency. The buying rates of exchange for converting the currencies involved into the currency of the United States quoted by the Financial Times (or its successor in interest) on the last business day of the quarterly period in which the royalties and Naked Sublicense payments and Downstream Income were earned shall be used to determine any such conversion.

          5.4  Restrictions on Payment. The obligation to pay royalties under
               -----------------------
this Agreement shall be waived and excused to the extent that statutes, laws, codes or government regulations in a particular country prevent such royalty payments; provided, however, in such event, if legally permissible, the paying Party shall pay the royalties owed to the receiving Party by depositing such amounts in a bank account in such country that has been designated by the receiving Party and promptly report such payment to the receiving Party.

          5.5  Records; Inspection. Each Party and its Affiliates shall keep
               -------------------
(and cause its Sublicensees to keep) complete, true and accurate books of account and records for the purpose of determining the royalty, Downstream Income and Naked Sublicense payments payable under Article 4. Such books and records shall be kept reasonably accessible for [*******] years following the end of the calendar year to which they pertain. Such records will be open for inspection during such [*******] year period by a representative or agent of the receiving Party reasonably acceptable to the paying Party, which approval shall not be unreasonably withheld, for the purpose of verifying the statements provided pursuant to Section 5.1. Such inspections may be made no more than once each calendar year, at reasonable times mutually agreed by Zeneca and Maxygen. The inspecting Party's representative or agent will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection and may only disclose to the inspecting Party the amount of any variance or error. The inspecting Party shall bear the costs and expenses of inspections conducted under this Section 5.5, unless a variation or error producing an underpayment in amounts payable exceeding [*******] percent [*******] of the amount payable for any quarter is established in the course of any such inspection, whereupon all costs relating to the inspection and any unpaid amounts that are discovered will be paid by the paying Party, together with interest on such unpaid amounts at the rate specified in Section 5.2 above.

     6. DILIGENCE

          6.1  Commercially Reasonable Efforts. Zeneca will actively pursue
               -------------------------------
commercialization of each Shuffled Gene with the same level of efforts it makes with its own intellectual property of comparable commercial potential and patent protection. Such determination may take account of a variety of commercial, technical, regulatory, ethical and competitive judgments. Such diligence shall include:

     [*******]

Notwithstanding the foregoing, Zeneca shall not be required to satisfy the specific obligations in Section 6.1.1 and 6.1.2 if it is unable to achieve such obligations due to [*******].

               6.2 Commercial Development Committee
                   --------------------------------

                   6.2.1 Following the designation of any Shuffled Gene by the Research Committee, Zeneca and Maxygen shall form a Commercial Development Committee ("CDC") comprising two representatives from each Party, of which one from each shall have commercial and one technical responsibilities. The CDC shall meet twice annually, at mutually agreed times and places. Each Party shall be responsible for all costs incurred by their representatives in attending such meetings.

                   6.2.2 The agenda of each CDC meeting shall include a written summary by Zeneca of Zeneca's development and commercialization activities with respect to each Shuffled Gene and Zeneca Product, including without limitation a description of all Shuffled Genes put into Crops, or tested, or used in field trials, and all Zeneca Agricultural Products and Zeneca Non-Agricultural Products sold commercially or in development as well as a report on anticipated future developmental activities and time lines. Zeneca agrees to meet reasonable requests by Maxygen for additional information regarding development and commercialization of Zeneca Products. It is expressly acknowledged and agreed that the CDC is a disclosure mechanism only, and that Zeneca shall retain full discretion with respect to the development and commercialization of all Zeneca Products. By agreement of Zeneca, other Maxygen or Zeneca employees may be invited to CDC meetings .

                   6.2.3 Zeneca shall inform Maxygen at the CDC meetings if Zeneca is not progressing the development of any Shuffled Gene and provide an explanation of Zeneca's rationale for not so progressing such development.

                   6.2.4 Zeneca agrees to make good faith reasonable efforts to make available, on request, the member of Zeneca's senior management responsible for overseeing Zeneca's development and/or commercialization activities with regard to each Zeneca Product for meetings with Maxygen, in England or such other place as the Parties may agree, to discuss the status and stage of such development.

               6.3 Lack of Diligence. In the event that Zeneca (i) fails to use
                   -----------------
or continue to use diligent efforts to [*******] as set forth in Section 6.1 above and does not cure such failure within [*******] after written notice from Maxygen thereof, or (ii) notifies Maxygen that it will not conduct further commercialization with respect to a particular Shuffled Gene, then Zeneca's rights under this Agreement with respect to such Shuffled Gene (and all corresponding Zeneca Products) shall [*******] on a Shuffled Gene-by Shuffled Gene basis; provided, however, that if Zeneca demonstrates a legitimate, commercially reasonable, environmental, health or regulatory justification for such failure, then such rights shall not [*******]. In the event of such a [*******] of Zeneca's rights, Zeneca shall grant to Maxygen [*******] licenses with the right to grant sublicenses with respect to the Program Technology and all other intellectual property owned or Controlled by Zeneca and its Affiliates, to commercialize the applicable Shuffled Gene (and corresponding Zeneca Products), In return, Maxygen shall pay to Zeneca consideration to be agreed with respect to the applicable Zeneca Products, which consideration shall reflect the [*******] of the license rights.

       7. INTELLECTUAL PROPERTY

          7.1  Ownership of Research Results. Subject to Section 7.2 below, (i)
               -----------------------------
title to all inventions and intellectual property made solely by Maxygen employees or its agents in connection with the Research Program without inventive contribution by Zeneca employees or its agents shall be owned by Maxygen; (ii) title to all inventions and intellectual property made solely by Zeneca employees or its agents in connection with the Research Program without inventive contribution by Maxygen employees or its agents shall be owned by Zeneca; and (iii) title to all inventions and intellectual property made jointly by employees or the agents of Zeneca and Maxygen in connection with the Research Program, shall be jointly owned by Maxygen and Zeneca. Inventorship and rights of ownership of the Program Technology (whether or not patentable) shall be determined in accordance with United States laws of inventorship or the law of California, as applicable.

          7.2  Assignment
               ----------

               7.2.1 Notwithstanding Section 7.1, Zeneca agrees to assign, and hereby assigns, to Maxygen all Zeneca's right, title and interest in all Shuffling Technology invented, developed or made in the Research Program and all Maxygen Improvements.

               7.2.2 Notwithstanding Section 7.1, Maxygen agrees to assign, and hereby assigns, to Zeneca all right, title and interest in all Zeneca Improvements.

               7.2.3 Maxygen and Zeneca agree to timely execute such documents as are necessary assign title to Zeneca Improvements, Shuffling Technology and/or Maxygen Improvements as set forth in Section 7.2.1 and 7.2.2.

          7.3  Filing of Patents
               -----------------

               7.3.1  Responsibilities.  The Research Committee will coordinate
                      ----------------
the determination of what patents will be filed on Research Results and countries in which patent applications will be filed. Unless Zeneca and Maxygen agree otherwise in writing, the Parties shall have the responsibilities for patent filing, prosecution and maintenance (including the defense of interferences, oppositions and similar proceedings) (collectively, "Patent Activities") as set forth in this Section 7.3.1. In the event that the responsible Party elects to perform any of such Patent Activities in-house, the non-responsible Party agrees to waive all causes of action for professional negligence that the non-responsible Party may have against the individuals conducting such Patent Activities; provided, however, that the responsible Party shall be responsible to ensure the use of reasonable care of patent attorneys in the conduct of such Patent Activities by the responsible Party's in-house counsel, and nothing herein shall waive, or be construed to waive, claims against the responsible Party based on negligence of the responsible Party's in-house counsel.

               (a) DNA Shuffling. Maxygen will be responsible, at its sole
                   -------------
expense, for Patent Activities for all inventions made by Maxygen or Zeneca or jointly by the Parties in connection with the Research Program relating to Shuffling Technology or Maxygen Materials or Maxygen Improvements.

               (b) Zeneca Agricultural Products. Zeneca will be responsible, at
                   ----------------------------
its sole expense, for Patent Activities with respect to all inventions made by Maxygen or Zeneca or jointly by the Parties in connection with the Research Program relating to Zeneca Proprietary Technology, Zeneca Materials or Zeneca Improvements, Zeneca Product testing and development of Zeneca Products.

               (c) Nucleic Acid Sequence Libraries. Maxygen will be responsible,
                   -------------------------------
at its sole expense, for Patent Activities with respect to inventions made by Maxygen in connection with the Research Program relating to the gene libraries produced by Shuffling.

               (d) Shuffled Genes, Proteins Encoded by Such Genes, Gene
                   ----------------------------------------------------
Variants, Transgenic Plants Containing Shuffled Genes, and Uses Thereof. Zeneca
-----------------------------------------------------------------------
will be responsible, at its sole expense, for Patent Activities with respect to inventions made by Maxygen or Zeneca or jointly by the parties in connection with the Research Program relating to Shuffled Genes, functional properties of Gene Variants provided to Zeneca hereunder, proteins encoded by Shuffled Genes, transgenic plants containing Shuffled Genes, and uses thereof in the Crops; however, if a patent application or patent claims uses of Class B Shuffled Genes, proteins, or transgenic plants solely for Non-Ag Applications, then Maxygen will be responsible, at its sole expense, for such Patent Activities.

               (e) Screening Assays and Inventions not Covered in Other Groups.
                   -----------------------------------------------------------
Zeneca will be responsible, at its sole expense, for Patent Activities with respect to inventions made solely by Zeneca in connection with the Research Program relating to screening assays and inventions not otherwise covered in this Section 7.3.1. Maxygen will be responsible, at its sole expense, for Patent Activities with respect to inventions made solely by Maxygen in connection with the Research Program relating to screening assays and inventions not covered in this Section 7.3.1. In the case of joint inventions made in connection with the Research Program relating to screening assays and inventions not covered in this
Section 7.3.1, Patent Activities shall be conducted by outside counsel acceptable to both Parties with equal control and joint responsibility for costs incurred in connection with the applicable Patent Activities.

          7.3.2  Cooperation.  The Party responsible for Patent Activities
                 -----------
for the applicable patent applications pursuant to Section 7.3.1 shall use reasonable efforts to obtain patent coverage that is as broad as possible to cover all potential commercial uses thereof, in those countries specified by the Research Committee, and shall assure that the other Party will have the opportunity to provide meaningful and substantive review and comment with respect thereto. Except as otherwise expressly provided herein, applications filed on joint inventions shall be written and filed by counsel reasonably acceptable to both Parties (which shall include in-house patent counsel), but under the control of the responsible Party. Each Party shall notify the other of its intention to file any patent application claiming an invention made in connection with the Research Program, and shall at the request of the other Party promptly provide the other with copies of all patent prosecution and maintenance documentation and correspondence so that the other shall be currently and promptly informed of the continuing prosecution and maintenance of patent applications and patents claiming or disclosing inventions made in connection with the Research Program. Each Party shall have the right to review and comment upon such documentation and correspondence, as well as all specifications, claims and responses to office actions prior to their submission to the relevant government patent office.

               7.3.3  Elective Termination of Patent Activities. If at any time
                      -----------------------------------------
the Party responsible for Patent Activities pursuant to Section 7.3.1 above (the "Responsible Party") does not wish to file or wishes to discontinue the prosecution or maintenance of any patent application or patent filed in any country, on a country-by-country basis, that either (i) is within the scope of
Section 7.3.1(c) or (d), or (ii) is within the scope of Section 7.3.1(e) and claims a jointly-invented invention, it shall promptly give notice of such intention to the other Party. The latter shall have the right, but not the obligation, to assume responsibility for the prosecution of any such Patent Rights in the applicable country, at its own expense, by giving notice to the Responsible Party of such intention within thirty (30) days.

          7.4  Patent Enforcement
               ------------------

               7.4.1  Notice.  In the event either Party becomes aware of any
                      ------
actual or threatened commercially material infringement or use of any Program Patent Rights (collectively, an "Infringement"), that Party shall promptly notify the other Party and provide it with full details. The Parties will meet to discuss the appropriate course of action, and may collaborate in pursuing such course or action.

               7.4.2  Rights.  If the Parties do not otherwise agree on a course
                      ------
of action, Zeneca shall have the initial right (but shall not have an obligation) to conduct the prosecution, prevention or termination of any Infringement of Zeneca's solely-owned Patent Rights hereunder, at Zeneca's expense and with the sharing of recoveries as specified below, and Maxygen shall have the initial right (but shall not have an obligation) to conduct the prosecution, prevention or termination of any Infringement of Maxygen's solely-owned Patent Rights, at Maxygen's expense, and with the sharing of recoveries as specified below. If either Party which has the initial right as described above determines that it is necessary or desirable for the other Party to join any such suit, action or proceeding, the other Party shall execute all papers and perform such other acts as may be reasonably required in the circumstances, at the requesting Party's expense.

               7.4.3  Jointly-Owned Patents. In the event of an Infringement of
                      ---------------------
Program Patent Rights owned jointly by Maxygen and Zeneca, the Parties shall agree which Party will have the rights and responsibilities of abating such an infringement, and how the expenses of abating any such Infringement shall be shared. In the event the responsible Party becomes involved in any action or proceeding relating to the applicable Program Patent Rights, the responsible Party shall use counsel reasonably acceptable to the other Party, and shall keep the other Party fully informed as to the status of such matters. Each Party shall have the right to be represented by counsel of its own selection and its own expense in any suit initiated under this Section by the other Party for an Infringement. In the event only one Party wishes to pursue in such proceeding, it shall have the right to proceed alone, at its expense, and may retain any recovery, subject to Section 7.4.4 below, and the other Party agrees, at the request and expense of the Party initiating such action, to cooperate and join in any proceedings in the event that a third party asserts that the co-owner of such Joint Invention is necessary or indispensable to such proceedings; provided, neither Party may enter into any settlement with respect to any of the jointly owned Program Patent Rights without the prior consent of other Party, which consent shall not be unreasonably withheld, and may not make any statement which admits that any of the jointly owned Program Patent Rights are invalid or unenforceable.

               7.4.4  Costs. Zeneca shall bear the cost of any proceeding or
                      -----
suit under this Section 7.4 brought by Zeneca and Maxygen shall bear the cost of any such proceeding or suit brought by Maxygen under this Section 7.4. In each such case, the responsible Party shall have the right first to reimburse itself out of any sums recovered in such suit or in its settlement for all reasonable costs and expenses, including reasonable attorney's fees, related to such suit or settlement. The remainder is next to be used to reimburse the other Party for its costs and expenses so incurred. Any remaining amounts or any non-monetary recovery shall be kept by the responsible Party.

               7.4.5  Standing.  If either Party lacks standing and the other
                      --------
Party has standing to bring any such suit, action or proceeding as specified above, then the responsible Party may request the other Party to do so at the responsible Party's expense. The Party with standing is under no obligation to comply with such request, but rather is free to refuse such request.

               7.4.6  Cooperation.  In any action under this Section 7.4, each
                      -----------
Party shall fully cooperate with and assist the other as reasonably requested. No suit regarding Maxygen Patent Rights may be settled by Zeneca without Maxygen's consent. No suit regarding Zeneca Patent Rights may be settled by Maxygen without Zeneca's consent.

               7.4.7  Maxygen Initial Public Offering. Notwithstanding the
                      -------------------------------
above, if Maxygen notifies Zeneca that it intends to make an initial public offering of Maxygen shares, then for a period of six (6) months from such notice Zeneca shall not commence any new action or proceeding against any Third Party with respect to any Maxygen patent without the prior written consent of Maxygen; provided, however, Zeneca may respond to and participate in any patent infringement action or other similar proceeding which has commenced as of the date of such notice or which may be commenced by a Third Party during such six month period.

          7.5  Allegations of Infringement by Third Parties.
               --------------------------------------------

               7.5.1  Zeneca.  Zeneca shall be responsible for any threatened or
                      ------
actual claims of infringement of Third Party patents or other Third Party intellectual property right arising out of or in connection with the manufacture, use, sale or importation of a Zeneca Product, except to the extent such claims are directed to the use of Shuffling per se in the Research Program.
                                                 ------
Upon receiving notice of any such actual or threatened claims, the Parties shall promptly meet to discuss the course of action to be taken to resolve or defend any such infringement litigation. If Maxygen is named as a party to such claim, suit or proceeding but Zeneca is not named as a party, Zeneca may, at its own expense and through counsel of its own choice, seek leave to intervene in such claim, suit or proceeding. Maxygen agrees not to oppose such intervention. If Zeneca, and not Maxygen, is named as a party to such claim, suit or proceeding, Zeneca shall have the right to control the defense and settlement of such claim, suit or proceeding, at its own expense, using counsel of its own choice. If Maxygen shall, at any time, tender its defense to Zeneca in writing, then Zeneca shall defend Maxygen in such claim, suit or proceeding, at Zeneca's own expense and through counsel of its own choice, and Zeneca shall control the defense and settlement of any such claim, suit or proceeding. In no event shall Zeneca enter into any agreement which makes any admission regarding (i) wrongdoing on the part Maxygen, or (ii) the invalidity, unenforceability or absence of infringement of any Patent Rights owned or Controlled by Maxygen or any patent jointly owned by Maxygen and Zeneca, without the prior written consent of Maxygen, which consent shall not be unreasonably withheld. The Parties shall cooperate with each other in connection with any such claim, suit or proceeding and shall keep each other reasonably informed of all material developments in connection with any such claim, suit or proceeding.

               7.5.2  Maxygen.  Maxygen shall be responsible for any threatened
                      -------
or actual claims of infringement of Third Party patents or other Third Party intellectual property right arising out of or in connection with the manufacture, use, sale or importation of a Maxygen Product, except to the extent such claims are directed to the use of Zeneca Proprietary Technology in the Research Program. Upon receiving notice of any such actual or threatened claims, the Parties shall promptly meet to discuss the course of action to be taken to resolve or defend any such infringement litigation. If Zeneca is named as a party to such claim, suit or proceeding but Maxygen is not named as a party, Maxygen may, at its own expense and through counsel of its own choice, seek leave to intervene in such claim, suit or proceeding. Zeneca agrees not to oppose such intervention. If Maxygen, and not Zeneca, is named as a party to such claim, suit or proceeding, Maxygen shall have the right to control the defense and settlement of such claim, suit or proceeding, at its own expense, using counsel of its own choice. If Zeneca shall, at any time, tender its defense to Maxygen in writing, then Maxygen shall defend Zeneca in such claim, suit or proceeding, at Maxygen's own expense and through counsel of its own choice, and Maxygen shall control the defense and settlement of any such claim, suit or proceeding. In no event shall Maxygen enter into any agreement which makes any admission regarding (i) wrongdoing on the part Zeneca, or (ii) the invalidity, unenforceability or absence of infringement of any Patent Rights owned or Controlled by Zeneca or any patent jointly owned by Maxygen and Zeneca, without the prior written consent of Zeneca, which consent shall not be unreasonably withheld. The Parties shall cooperate with each other in connection with any such claim, suit or proceeding and shall keep each other reasonably informed of all material developments in connection with any such claim, suit or proceeding.


     8. REPRESENTATIONS AND WARRANTIES

          8.1  Legal Authority. Each Party represents and warrants to the other
               ---------------
that it has the legal power, authority and right to enter into this Agreement and to perform its respective obligations set forth herein.

          8.2  No Conflicts. Each Party represents and warrants that as of the
               ------------
date of this Agreement it is not a Party to any agreement or arrangement with any Third Party or under any obligation or restriction, including pursuant to its Certificate of Incorporation or Bylaws, which in any way limits or conflicts with its ability to fulfill any of its obligations under this Agreement, and shall not enter into any such agreement during the term of this Agreement.

          8.3  Performance Warranty. Each Party warrants and guarantees the
               --------------------
performance of any and all rights and obligations of this Agreement by its Affiliate(s), and Zeneca further warrants to (i) make all payments due to Maxygen hereunder as a result of actions of Zeneca's Sublicensees and (ii) enforce with respect to its Sublicensees all restrictions and obligations of Zeneca in this Agreement. Zeneca agrees to cooperate with all reasonable requests by Maxygen for information or involvement in any such enforcement activities.

          8.4  Disclaimer of Warranties. Maxygen and Zeneca each specifically
               ------------------------
disclaim that the Research Program will be successful, in whole or part. MAXYGEN AND ZENECA EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE CONFIDENTIAL INFORMATION, PATENT RIGHTS OR KNOW-HOW, RESEARCH RESULTS, SHUFFLING TECHNOLOGY, PROGRAM TECHNOLOGY, GENE(S), GENE VARIANT(S), SHUFFLED GENE(S), MAXYGEN PRODUCTS, OR ZENECA PRODUCT(S), INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR VALIDITY OF ANY SHUFFLING TECHNOLOGY OR PROGRAM TECHNOLOGY, PATENTED OR UNPATENTED.

     9.   CONFIDENTIALITY

          9.1  Confidential Information. Except as expressly provided herein,
               ------------------------
the Parties agree that, for the term of this Agreement and for [*******] years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement or the Stock Purchase

Agreement any confidential information of the other Party or any data, technical and economic information (including the economic terms hereof), commercialization, and research strategies and know-how and other information provided by the other Party (the Disclosing Party) during the Term of this Agreement or during the negotiation of this Agreement, or the Stock Purchase Agreement, or in connection with the transactions contemplated thereby, or any Program Technology and data, results and information developed pursuant to the Research Program and solely owned by the Disclosing Party (collectively, the "Confidential Information") furnished to it by the Disclosing Party pursuant to this Agreement, the Stock Purchase Agreement, or the transactions contemplated thereby. The foregoing restrictions shall not apply to any:

                    (a) information that is or becomes part of the public domain through no fault of the non-Disclosing Party or its Affiliates; and

                    (b) information that is obtained after the date hereof by the non-Disclosing Party or one of its Affiliates from any Third Party which is lawfully in possession of such Confidential Information and not in violation of any contractual or legal obligation to the Disclosing Party with respect to such Confidential Information;

                    (c) information that is known to the non-Disclosing Party or one or more of its Affiliates prior to disclosure by the Disclosing Party, as evidenced by the non-Disclosing Party's written records; and

                    (d) information that is necessary to be disclosed to any governmental authorities or pursuant to any regulatory filings, but only to the limited extent of such legally required disclosure; or

                    (e) information which has been independently developed by the non-Disclosing Party without the aid or use of any Confidential Information, as shown by contemporaneous written records.

          9.2  Permitted Disclosures. Confidential Information may be disclosed
               ---------------------
to employees, agents, consultants and actual or bona fide potential Sublicensees of the non-Disclosing Party or its Affiliates, but only to the extent reasonably required to accomplish the purposes of this Agreement and only if the non-Disclosing Party obtains prior written agreement from such employees, agents, consultants and actual or potential bona fide Sublicensees to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those permitted by this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that such employees, agents, consultants and Sublicensees do not disclose or make any unauthorized use of the Confidential Information. Notwithstanding any other provision of this Agreement, each Party may disclose the terms of this Agreement to prospective investors (other than those which Maxygen has or plans to enter into a research arrangement) and/or lenders, investment bankers and other financial institutions of its choice solely for purposes of financing the business operations of such Party, and may disclose the terms of the Stock Purchase

Agreement to prospective investors and/or lenders, investment bankers and other financial institutions of its choice solely for purposes of financing the business operations of such Party.

          9.3  Publicity. All publicity, press releases and other announcements
               ---------
relating to this Agreement or the transaction contemplated hereby shall be reviewed in advance by, and shall be subject to the approval of, both Parties; provided, however, that either Party may disclose the terms of this Agreement only to the extent required to comply with applicable securities or other laws, in which case the disclosing Party shall use reasonable efforts to provide the non-disclosing Party the opportunity to review and comment on such disclosure prior to its submission. Notwithstanding the foregoing, the Parties shall use their reasonable best efforts to agree upon a press release to announce the existence and general subject matter of this Agreement by the later of (i) five
(5) business days after the date that any required Hart-Scott-Rodino approval for the transaction is received, or (ii) thirty (30) days after the Effective Date. In addition, at such time that Zeneca makes written determination to [*******] for which a milestone payment is due pursuant to Section 4.4.1, Zeneca shall promptly notify Maxygen, and the Parties shall promptly make a joint press release announcing Zeneca's decision and that a milestone payment will be paid to Maxygen. Once a particular disclosure has been approved for disclosure, either Party may make disclosures which do not differ materially therefrom without any need for further consents. All such disclosures shall be copied to the other party for information.

          9.4  Publication. The Parties shall cooperate in appropriate
               -----------
publication of the results of research and development work performed pursuant to this Agreement, but subject to the predominating interest to obtain patent protection for any patentable subject matter. To this end, it is agreed that prior to any public disclosure of such results, the Party proposing disclosure shall send the other Party a copy of the information to be disclosed, and shall allow the other Party thirty (30) days from the date of receipt in which to determine whether the information to be disclosed contains subject matter for which patent protection should be sought prior to disclosure, or otherwise contains Confidential Information of the reviewing Party which such Party desires to maintain as a trade secret. If such notification is not received during the thirty (30) day period, the Party proposing disclosure shall be free to proceed with the disclosure. If due to a valid business reason or a reasonable belief by the non-disclosing Party that the disclosure contains subject matter for which a patentable invention should be sought or Confidential Information of the non-disclosing party, then prior to the expiration of the thirty (30) day period, the non-disclosing Party shall so notify the disclosing Party, who shall then delete the Confidential Information of the non-disclosing Party and, at the request of the non-disclosing Party, delay public disclosure of the remainder of the disclosure for an additional period of up to sixty (60) days to permit the preparation and filing of a patent application on the subject matter to be disclosed or other action to be taken. The Party proposing disclosure shall thereafter be free to publish or disclose the information. The determination of authorship for any paper shall be in accordance with accepted scientific practice.

     10. INDEMNIFICATION

          10.1 Zeneca. Zeneca agrees to indemnify, defend and hold harmless
               ------
Maxygen and its Affiliates and Sublicensees and their respective employees, agents, officers, directors and permitted assigns (each a "Maxygen Indemnitee") from and against any claims, actions or suits by a Third Party resulting in any liabilities, damages, settlements, claims, penalties, fines, and reasonable costs or reasonable expenses incurred (including, without limitation, reasonable attorneys' fees and other expenses of litigation, and consequential and/or indirect damages, if any, of Third Parties awarded by the court in a final decision which is not appealed or is unappealable) (any of the foregoing, a "Claim") arising out of or resulting from (i) the use of any Zeneca Gene or the use or making of any Gene Variants and/or Shuffled Genes derived therefrom in the conduct of the Research Program (except to the extent subject to Section 10.2(i) or (v) below), (ii) negligence or willful misconduct by Zeneca in the Research Program, (iii) a breach of any of the representations or warranties of Zeneca hereunder, or (iv) the development or manufacture, use, promotion, marketing, sale or other distribution of any Zeneca Product by Zeneca or its Affiliates or Sublicensees, except, in each case, to the extent that such Claim arises out of or results from the negligence or misconduct of a Maxygen Indemnitee;[*******].

          10.2 Maxygen. Maxygen agrees to indemnify, defend and hold harmless
               -------
Zeneca and its Affiliates and Sublicensees and their respective employees, agents, officers, directors and permitted assigns (each a "Zeneca Indemnitee") from and against any claims, actions or suits by a Third Party resulting in any liabilities, damages, settlements, claims, penalties, fines, and reasonable costs or reasonable expenses incurred (including, without limitation, reasonable attorneys' fees and other expenses of litigation, and consequential and/or indirect damages, if any, of Third Parties awarded by a court in a final decision which is not appealed or is unappealable) (any of the foregoing, a "Claim") arising out of or resulting from (i) the use of Shuffling Technology per se in the conduct of the Research Program (i.e., not due to the Shuffling of
--- --
a particular Gene), (ii) the use of any Maxygen Gene or the use or making of any Gene Variants and/or Shuffled Genes derived therefrom in the conduct of the Research Program (except to the extent subject to Section 10.1(iv) above), (iii) the negligence or willful misconduct of Maxygen in the Research Program, (iv) a breach of any of the representations or warranties by Maxygen hereunder, or (v) the development or manufacture, use, promotion, marketing, sale or other distribution of any Maxygen Product by Maxygen or its Affiliates, except, in each case, to the extent that such Claim arises out of or results from the negligence or misconduct of a Zeneca Indemnitee; [*******].

          10.3  Procedure. A Party or person (the Indemnitee) that intends to
                ---------
claim indemnification under this Article 10 shall promptly notify the other Party (the Indemnitor) in writing of any loss, claim, damage, liability or action in respect of which the Indemnitee or any of its Affiliates, Sublicensees or their directors, officers, employees, agents or counsel intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel chosen by Indemnitor, with consent of Indemnitee, which consent shall not be unreasonably withheld. The Indemnitee shall not enter into negotiations or enter into any agreement with respect to the settlement of any Claim without the prior written approval of the Indemnitor, and the indemnity agreement in this Article 10 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is made without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 10. At the Indemnitor's request, the Indemnitee under this Article 10, and its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification and provide full information with respect thereto.

  11.  TERM AND TERMINATION

     11.1   Term.  This Agreement shall be effective as of the Effective Date
            ----
and, unless otherwise terminated earlier pursuant to the other provisions of this Article 11, shall continue in full force and effect on a country-by-country basis and Zeneca Product-by-Zeneca Product, or Maxygen Product-by-Maxygen Product basis, as the case may be, until the date that neither Party has remaining royalty obligations to the other for such Zeneca Product or Maxygen Product, as applicable, in such country. Following the expiration of royalty obligations in any country within the Territory with respect to a particular Zeneca Product or Maxygen Product, as the case may be, Zeneca or Maxygen shall retain a non-exclusive fully paid license under the other Party's interest in the Know-How within the Program Technology to commercialize such Zeneca Product or Maxygen Product, as the case may be.

     11.2   Termination for Cause.  Either Party may terminate this Agreement
            ---------------------
in the event the other Party has materially breached or defaulted in the performance of any of its obligations hereunder and such default has continued for [*******] days after written notice thereof was provided to the breaching Party by the non-breaching Party, or if a cure of such default cannot reasonably be effected within such [*******] day period, the defaulting Party has failed to deliver within such period a plan for curing such breach or default which is reasonably sufficient to effect a cure. It is understood and agreed that Maxygen may terminate this Agreement based upon the conduct of any Zeneca Sublicensee that would constitute a material breach of this Agreement if Zeneca undertook such conduct, unless Zeneca promptly and diligently acts (and continues to act) to enforce the restrictions and obligations set forth in this Agreement against such Sublicensee. Any termination shall become effective at the end of such [*******] day period unless the breaching Party has cured any such breach or default prior to the expiration of the [*******] day period, or has delivered to the other Party a plan for curing such breach is reasonably acceptable to the other Party. Notwithstanding the above, if Zeneca fails to timely pay any amounts due pursuant to Sections 4.4, 4.5 or 4.6 hereunder, which in the aggregate are greater than [*******], and at any time prior to such failure to pay Zeneca has previously failed [*******] within any immediately preceding three (3) year period to pay any amount due hereunder when due, then the period for cure of any such default following notice thereof shall be [********] days and, unless payment is made within such period, the termination with respect to the applicable Zeneca Product shall become effective at the end of such period. If more than one Zeneca Product or Maxygen Product, as applicable, is being commercially developed or exploited by Zeneca or Maxygen (or their Affiliates and

Sublicensees) hereunder, and Maxygen or Zeneca breach or default in the performance of this Agreement in a manner relating only to a single Zeneca Product or Maxygen Product, as the case may be, developed or exploited by or under authority of such Party, then the other Party may only terminate the licenses granted to the breaching Party with respect to the applicable Zeneca Products or Maxygen Products, as the case may be, on a Zeneca Product-by-Zeneca Product basis or Maxygen Product-by-Maxygen Product basis.

     11.3   Effect of Bankruptcy.  If voluntary or involuntary proceedings by
            --------------------
or against a Party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such Party, or proceedings are instituted by or against such Party for corporate reorganization or the dissolution of such Party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such Party makes an assignment for the benefit of creditors, or substantially all of the assets of such Party are seized or attached and not released within sixty (60) days thereafter, the other Party may immediately terminate this Agreement effective upon notice of such termination.

     11.4   Effect of Termination.
            ---------------------

            11.4.1  Accrued Rights and Obligations.  Termination of this
                    ------------------------------
Agreement for any reason shall not release any Party hereto from any liability which, at the time of such termination, has already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

            11.4.2  Return of Confidential Information and Materials.  Upon any
                    ------------------------------------------------
termination of this Agreement, Zeneca and Maxygen shall promptly return to the other Party hereto all Confidential Information received from the other Party (except one copy of which may be retained by legal counsel for archival purposes and ensuring compliance with Article 9), and all Zeneca Materials and Maxygen Materials shall be returned to the owner thereof.

            11.4.3  Licenses.
                    --------

                    (a) In the event of any termination by Maxygen pursuant to
Section 11.2, the licenses granted to Zeneca in Article 3 shall terminate concurrently. Notwithstanding the foregoing, if more than one Zeneca Product is being commercially developed or exploited by Zeneca or its Affiliates and Sublicensees hereunder, and Maxygen terminates the licenses to Zeneca as to a particular Zeneca Product pursuant to Section 11.2, then the license granted to Zeneca with respect to the applicable Zeneca Product shall terminate. In the event of any termination by Maxygen pursuant to Section 11.3, the licenses granted to Zeneca in Article 3 shall terminate concurrently.

                    (b) In the event of any termination of this Agreement by Zeneca pursuant to Section 11.2, the licenses granted to Maxygen in Article 3 shall terminate concurrently. Notwithstanding the foregoing, if more than one Maxygen Product is being commercially developed or exploited by Maxygen or its Affiliates and Sublicensees hereunder, and Zeneca terminates the licenses to Maxygen as to a particular Maxygen Product pursuant to Section 11.2, then the license granted to Maxygen with respect to the applicable Maxygen Product shall terminate. In the event of any termination by Zeneca pursuant to Section 11.3, the licenses granted to Maxygen in Article 3 shall terminate concurrently.

     11.5   Survival.  Sections 2.4.1, 2.4.3, 2.5.6, 2.6, 3.1.9(b), 3.1.10,
            --------
3.3, 3.4, 3.5, 3.6, 4.8, 8.3, 8.4 and 11.4 and 11.5, and Article 5 (until all royalty and reporting obligations relating to the period prior to the date of expiration or termination have been satisfied) and Articles 7, 9, 10, 11, 12 and 13 shall survive the expiration or termination of this Agreement for any reason.

  12.  DISPUTE RESOLUTION

     12.1   Acknowledgement.  Notwithstanding any other provision of this
            ---------------
Agreement, it is understood and agreed that the following matters shall not be subject to dispute resolution under this Article 12: (i) the selection of [*******] which will be the target of research activities in the Research Program, (ii) the selection of which Projects, including without limitation, Reserved Projects, will be conducted in the Research Program, (iii) the selection of Genes to be Shuffled in the Research Program, and (iv) the designation of Shuffled Genes.

     12.2   Consultation.  If an unresolved dispute arises out of or relates to
            ------------
 this Agreement, or the breach thereof, either Party may refer such dispute to the Chief Executive Officer of Maxygen and Zeneca's Business Director for Agricultural Biotechnology for good faith resolution. If such dispute is not settled within forty-five (45) days of such referral, then either Party may thereafter initiate mediation in accordance with Section 12.3 and, where applicable, arbitration in accordance with Section 12.4.

     12.3   Mediation.  If a dispute arises out of or relates to this
            ---------
Agreement, or the breach thereof, and if said dispute cannot be settled through negotiation or through consultation as set forth in Section 12.2, the Parties agree to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure.

     12.4   Arbitration.  Any dispute, controversy or claim arising out of the
            -----------
performance of this Agreement, including termination thereof, or any alleged breach thereof which is not settled by mutual consent pursuant to Section 12.2 or 12.3 above, shall be finally settled by binding arbitration as set forth in
Section 12.4.1 or 12.4.2 below. Any arbitration award may be entered in a court of competent jurisdiction for a judicial recognition of the decision and an order of enforcement.

               12.4.1 Full Arbitration.  Except as otherwise provided in Section
                      ----------------
12.4.2 below, arbitration of any dispute, controversy or claim shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) independent, neutral arbitrators appointed in accordance with said rules. Any arbitration shall be held in Chicago, Illinois. The arbitrators shall determine what discovery shall be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery; provided the arbitrators shall permit such discovery as they deem necessary to permit an equitable resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. Except as otherwise expressly provided in this Agreement, the costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties and each Party shall bear its own costs and attorneys' and witness' fees incurred in connection with the arbitration. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within a reasonable time period following the final decision of the arbitrators. The arbitrators shall be directed that any arbitration subject to this Section 12.4.1 shall be completed within one (1) year from the filing of notice of a request for such arbitration. The arbitration proceedings and the decision shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless otherwise permitted by the other Party. Any decision which requires a monetary payment shall require such payment to be payable in United States dollars, free of any tax or other deduction. The Parties agree that the decision shall be the sole, exclusive and binding remedy between them regarding any and all disputes, controversies, claims and counterclaims presented to the arbitrators.

               12.4.2 Short Form Arbitration.  If the Parties do not agree upon
                      ----------------------
(i) the value sharing arrangements for commercialization of Zeneca Products or Maxygen Products for Non-Ag Applications under Section 3.4, or (ii) the financial value of non-financial consideration pursuant to Section 4.6.3, then such matters shall be determined by binding arbitration pursuant to this Section
12.4.2 by one (1) independent, neutral arbitrator that is mutually acceptable to the Parties and who is an expert in the appropriate industry (e.g., agriculture, pharmaceuticals, etc.) to which the applicable Zeneca Products or Maxygen Products or non-financial consideration, as the case may be, relate. If the Parties are unable to agree upon a mutually acceptable arbitrator, the arbitrator shall be an independent expert as described in the preceding sentence selected by the chief executive of the office of the American Arbitration Association encompassing Chicago, Illinois. For arbitration of disputes subject to this Section 12.4.2, each Party to the arbitration shall prepare and submit one written proposal setting forth its proposed royalty rate (or, in the case of commercialization in Non-Ag Applications, the financial terms, or in the case of non-financial consideration the fair market value thereof, all expressed in U.S. Dollars) for the commercialization at issue, together with a written explanation setting forth the reasons for its position. After the arbitrator has received proposals from both Maxygen and Zeneca, the arbitrator shall forward a copy of the other Party's proposal to each. No oral presentations shall be permitted. The arbitrator shall select the proposal of one of the Parties as his decision, and shall not have the authority to render any substantive decision other than to so select in its

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entirety the proposal of one Party or the other. Except as otherwise expressly provided in this Agreement, the costs of the arbitration, including administrative and arbitrator's fees, shall be shared equally by the Parties and each Party shall bear its own costs and attorneys' fees incurred in connection with the arbitration. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within a reasonable time period following the final decision of the arbitrator. The arbitrator shall be directed that any arbitration subject to this Section 12.4.2 shall be completed within four (4) months from the filing of notice of a request for such arbitration. The arbitration proceedings and the decision shall not be made public without the joint consent of the Parties and each Party shall maintain the confidentiality of such proceedings and decision unless otherwise permitted by the other Party. Any decision which requires a monetary payment shall require such payment to be payable in United States dollars, free of any tax or other deduction. The Parties agree that the decision shall be the sole, exclusive and binding remedy between them regarding determination of the matters presented to the arbitrator.

     13.  MISCELLANEOUS

               13.1 Governing Law.  This Agreement and any dispute arising from
                    -------------
the performance or any breach hereof, including without limitation, any arbitration, shall be governed by and construed in accordance with the laws of the State of California, without reference to conflicts of laws principles.

               13.2 Waiver.  No failure on the part of Maxygen or Zeneca to
                    ------
exercise and no delay in exercising any right under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

               13.3 Assignment.  This Agreement shall not be assignable by
                    ----------
either Party to any Third Party hereto without the written consent of the other Party hereto; except either Party may assign this Agreement, without such consent, to (i) an Affiliate of such Party; or (ii) an entity that acquires all or substantially all of the business or assets of such Party (and or with respect to Zeneca, all or substantially all of Zeneca's Agrochemicals or Zeneca's agricultural biotechnology research and development business or assets) to which this Agreement pertains, whether by merger, reorganization, acquisition, sale, or otherwise. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties.

               13.4 Notices.  All notices, requests and other communications
                    -------
hereunder shall be in writing and shall be personally delivered or sent by internationally recognized express delivery service, registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Parties hereto:

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

          Zeneca:   Zeneca Agrochemicals
                    Fernhurst Haslemere
                    Surrey GU27 3JE
                    United Kingdom
                    Attn: The Secretary

                    With a copy to: Commercial Manager, Biotechnology Group

          Maxygen:  Maxygen, Inc.

                    515 Galveston Drive
                    Redwood City, CA 94063
                    United States of America
                    Attn: Chief Executive Officer

                    With a copy to: Chief Financial Officer

     Each Party providing notice, shall as a matter of courtesy, use reasonable efforts to transmit an electronic or facsimile copy of any such notice, but a failure to do so shall not constitute a failure to provide notice or a breach of this Agreement.

          13.5 Force Majeure.  Neither Party shall be liable to the other for
               -------------
failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, hostilities between nations, governmental law, order or regulation, embargo, action by the government or any agency thereof, act of God, storm, fire, accident, labor dispute or strike, sabotage, explosion or other similar or different contingencies, in each case, beyond the reasonable control of the respective Party. The Party affected by Force Majeure shall provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use its best endeavors to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. If the performance of any obligation under this Agreement is delayed owing to a force majeure for any continuous period of more than six (6) months, the Parties hereto shall consult with respect to an equitable solution, including the possible termination of this Agreement.

          13.6 Independent Contractors.  Both Parties hereto are independent
               -----------------------
contractors and are engaged in the operation of their own respective businesses, and neither Party hereto is to be considered the agent or partner of the other Party for any purpose whatsoever. Neither Party has any authority to enter into any contracts or assume any obligations for the other Party or make any warranties or representations on behalf of the other Party.

          13.7 Advice of Counsel.  Maxygen and Zeneca have each consulted
               -----------------
counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement

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

shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

          13.8  Severability.  In the event that any provisions of this
                ------------
Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. The Parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement; provided, if the Parties are unable to agree on such a substitute clause and the deletion of the provision held invalid or unenforceable would produce material adverse financial consequences for one Party, such Party shall have the right to terminate the Agreement with one hundred eighty (180) days notice.

          13.9  Patent Marking.  To the extent commercially desirable, Zeneca
                --------------
agrees to use reasonable efforts to mark and have its Affiliates and Sublicensees mark all Zeneca Products they sell or distribute pursuant to this Agreement in accordance with the applicable statute or regulations in the country or countries of manufacture and sale thereof.

          13.10 Compliance with Laws.  Each Party shall furnish to the other
                --------------------
Party any information requested or required by that Party during the term of this Agreement or any extensions hereof to enable that Party to comply with the requirements of any U.S. or foreign federal, state and/or government agency. Each Party shall comply with all applicable U.S., foreign, state, regional and local laws, rules and regulations relating to its activities to be performed pursuant to this Agreement, including without limitation, the United States Foreign Corrupt Practices Act, United States export regulations and such other United States and foreign laws and regulations as may be applicable, and to obtaining all necessary approvals, consents and permits required by the applicable agencies of the government of the United States and foreign jurisdictions.

          13.11 Entire Agreement.  This Agreement together with the attached
                ----------------
Exhibit, the written Project descriptions referred to in Section 2.7.4, and the Stock Purchase Agreement entered by the Parties of even date herewith, constitute the entire agreement, both written or oral, with respect to the subject matter hereof, and supersede all prior or contemporaneous understandings or agreements, whether written or oral, between Zeneca and Maxygen with respect to such subject matter.

          13.12 Headings.  The captions to the several Sections and Articles
                --------
hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

          13.13 Binding Effect.  This Agreement shall be binding upon and
                --------------
inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

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

          13.14 Counterparts.  This Agreement may be executed in two
                ------------
counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives as of the Effective Date.

ZENECA LIMITED                         MAXYGEN, INC.

By: /s/ Lynton D. Boardman              By: /s/ Isaac Stein
    ------------------------------          -------------------------------

Name:  Lynton D. Boardman               Name:  Isaac Stein
       ---------------------------             ----------------------------

Title: Assistant Secretary              Title: Chairman
       ---------------------------             ----------------------------
       Zeneca Agrochemicals

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                                  Exhibit A

                                  [*******]

[Exhibit A identifies the specific crops and trait categories that are the subject of this Agreement.]